                                                                     AS EXECUTED


                                U.S. $100,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT,

                         dated as of September 30, 1999,

                                      among

                              BARGO ENERGY COMPANY,

                                as the Borrower,

                         CERTAIN FINANCIAL INSTITUTIONS,

                                 as the Lenders

                                       and

                             BANK OF AMERICA, N.A.,

                     as Administrative Agent for the Lenders



                         BANC OF AMERICA SECURITIES LLC
                     as Sole Lead Arranger and Book Manager

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I                  DEFINITIONS AND ACCOUNTING TERMS.......................................................2
         1.1.       Defined Terms.................................................................................2
         1.2.       Use of Defined Terms.........................................................................29
         1.3.       Cross-References.............................................................................30
         1.4.       Accounting and Financial Determinations......................................................31

ARTICLE II                 COMMITMENTS, BORROWING PROCEDURES AND NOTE............................................31
         2.1.       Commitments..................................................................................31
                    2.1.1.    Revolving Credit Loans.............................................................31
                    2.1.2.    Letters of Credit..................................................................32
                    2.1.3.    Lenders Not Required To Make Loans Under Certain Circumstances.....................32
         2.2.       Reduction of Commitment Amount...............................................................32
                    2.2.1.    Optional...........................................................................32
                    2.2.2.    Mandatory..........................................................................33
         2.3.       Borrowing Procedure..........................................................................33
         2.4.       Continuation and Conversion Elections........................................................33
         2.5.       Funding......................................................................................33
         2.6.       Loan Accounts and Notes......................................................................34
         2.7.       Borrowing Base Redetermination...............................................................35
         2.8.       Purposes.....................................................................................36

ARTICLE III                REPAYMENTS, PREPAYMENTS, INTEREST AND FEES............................................37
         3.1.       Repayments and Prepayments and Certain Borrowing
                    Base Matters.................................................................................37
                    3.1.1.    Repayments and Prepayments.........................................................37
                    3.1.2.    Borrowing Base Deficiencies and Asset Sales........................................38
         3.2.       Interest Provisions..........................................................................39
                    3.2.1.    Rates .............................................................................39
                    3.2.2.    Post-Maturity Rates................................................................40
                    3.2.3.    Payment Dates......................................................................40
         3.3.       Fees.........................................................................................41
                    3.3.1.    Closing Fee........................................................................41
                    3.3.2.    Administrative Agent's Fees........................................................41
                    3.3.3.    Commitment Fees....................................................................41
                    3.3.4.    Letter of Credit Face Amount Fee...................................................42
                    3.3.5.    Letter of Credit Issuance Fee......................................................42
                    3.3.6.    Letter of Credit Administrative Fee................................................42
                    3.3.7.    Engineering Fees...................................................................42

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                                               PAGE
         3.4.       Proceeds Account.............................................................................42

ARTICLE IV                 LETTERS OF CREDIT.....................................................................43
         4.1.       Issuance Requests............................................................................43
         4.2.       Issuances and Extensions.....................................................................44
         4.3.       Lenders' Participation.......................................................................45
         4.4.       Disbursements................................................................................46
         4.5.       Reimbursement................................................................................46
         4.6.       Deemed Disbursements.........................................................................47
         4.7.       Nature of Reimbursement Obligations..........................................................47
         4.8.       Increased Costs; Indemnity...................................................................49

ARTICLE V                  CERTAIN INTEREST RATE AND OTHER PROVISIONS............................................50
         5.1.       LIBO Rate Lending Unlawful...................................................................50
         5.2.       Deposits Unavailable.........................................................................51
         5.3.       Increased LIBO Rate Loan Costs, etc..........................................................51
         5.4.       Funding Losses...............................................................................52
         5.5.       Increased Capital Costs......................................................................53
         5.6.       Taxes........................................................................................53
         5.7.       Payments, Computations, etc..................................................................55
         5.8.       Sharing of Payments..........................................................................55
         5.9.       Setoff.......................................................................................56
         5.10.      Use of Proceeds..............................................................................57
         5.11.      Change of Lender.............................................................................57

ARTICLE VI                 CONDITIONS PRECEDENT..................................................................58
         6.1.       Initial Credit Extension.....................................................................58
                    6.1.1.    Resolutions, etc...................................................................58
                    6.1.2.    Delivery of Notes..................................................................59
                    6.1.3.    Guaranties.........................................................................59
                    6.1.4.    Pledge Agreements..................................................................59
                    6.1.5.    Security Agreement.................................................................59
                    6.1.6.    Amendment to Existing Mortgages....................................................60
                    6.1.7.    Opinions of Counsel................................................................60
                    6.1.8.    UCC Searches.......................................................................60
                    6.1.9.    Evidence of Insurance..............................................................61
                    6.1.10.   Engineering Report.................................................................61
                    6.1.11.   Environmental Report and Questionnaire.............................................61

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                                               PAGE

                    6.1.12.   Budget.............................................................................61
                    6.1.13.   Financial Statements...............................................................61
                    6.1.14.   Consents, etc......................................................................61
                    6.1.15.   Shareholder Acknowledgment.........................................................62
                    6.1.16.   Compliance with Representations and Warranties.....................................62
                    6.1.17.   Amended Security Documents, etc....................................................62
                    6.1.18.   Closing Fees, Expenses, etc........................................................62
                    6.1.19.   Other Documents....................................................................62
         6.2.       Inclusion of Hydrocarbon Interests in the Borrowing Base.....................................62
                    6.2.1.    Environmental Report and Questionnaire.............................................63
                    6.2.2.    Mortgage...........................................................................63
                    6.2.3.    UCC Searches.......................................................................63
                    6.2.4.    Evidence of Insurance..............................................................64
                    6.2.5.    Engineering Reports................................................................64
                    6.2.6.    Material Contracts; Security Agreement.............................................64
                    6.2.7.    Guaranties.........................................................................64
                    6.2.8.    Pledge Agreement...................................................................64
                    6.2.9.    Other Documents....................................................................65
         6.3.       All Credit Extensions........................................................................65
                    6.3.1.    Compliance with Warranties, No Default, etc........................................65
                    6.3.2.    Credit Request.....................................................................65
                    6.3.3.    Satisfactory Legal Form............................................................66

ARTICLE VII                REPRESENTATIONS AND WARRANTIES........................................................66
         7.1.       Organization, etc............................................................................66
         7.2.       Due Authorization, Non-Contravention, etc....................................................67
         7.3.       Government Approval, Regulation, etc.........................................................67
         7.4.       Investment Company Act.......................................................................67
         7.5.       Public Utility Holding Company Act...........................................................67
         7.6.       Validity, etc................................................................................67
         7.7.       Financial Information........................................................................68
         7.8.       No Material Adverse Change...................................................................68
         7.9.       Litigation, Labor Controversies, etc.........................................................68
         7.10.      Ownership of Properties......................................................................68
         7.11.      Taxes........................................................................................69
         7.12.      Pension and Welfare Plans....................................................................69
         7.13.      Compliance with Law..........................................................................69
         7.14.      Claims and Liabilities.......................................................................69

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                                               PAGE
         7.15.      No Prohibition on Perfection of Security Documents...........................................69
         7.16.      Solvency.....................................................................................70
         7.17.      Environmental Warranties.....................................................................70
         7.18.      Regulations T, U and X.......................................................................72
         7.19.      Insurance....................................................................................72
         7.20.      Year 2000 Compliance.........................................................................72
         7.21.      Accuracy of Information......................................................................72

ARTICLE VIII               COVENANTS.............................................................................73
         8.1.       Affirmative Covenants........................................................................73
                    8.1.1.    Financial Information, Reports, Notices, etc.......................................73
                    8.1.2.    Compliance with Laws, etc..........................................................76
                    8.1.3.    Maintenance and Development of Properties..........................................77
                    8.1.4.    Insurance..........................................................................77
                    8.1.5.    Books and Records..................................................................78
                    8.1.6.    Environmental Covenant.............................................................78
                    8.1.7.    Further Assurances.................................................................79
                    8.1.8.    Year 2000 Compliance...............................................................80
         8.2.       Negative Covenants...........................................................................80
                    8.2.1.    Business Activities................................................................80
                    8.2.2.    Indebtedness.......................................................................80
                    8.2.3.    Liens .............................................................................82
                    8.2.4.    Financial Condition................................................................85
                    8.2.5.    Investments........................................................................85
                    8.2.6.    Restricted Payments, etc...........................................................87
                    8.2.7.    Rental Obligations.................................................................87
                    8.2.8.    Consolidation, Merger, etc.........................................................88
                    8.2.9.    Asset Dispositions, etc............................................................88
                    8.2.10.   Modification of Certain Documents..................................................89
                    8.2.11.   Transactions with Affiliates.......................................................89
                    8.2.12.   Negative Pledges, Restrictive Agreements, etc......................................89
                    8.2.13.   Take or Pay Contracts..............................................................90
                    8.2.14.   Sale/Leasebacks....................................................................90
                    8.2.15.   Hydrocarbon Hedging................................................................90

ARTICLE IX                 EVENTS OF DEFAULT.....................................................................91
         9.1.       Listing of Events of Default.................................................................91
                    9.1.1.    Non-Payment of Obligations.........................................................91

                                TABLE OF CONTENTS
                                    CONTINUED

                                                                                                               PAGE

                    9.1.2.    Breach of Warranty.................................................................91
                    9.1.3.    Non-Performance of Certain Covenants and Obligations...............................91
                    9.1.4.    Non-Performance of Other Covenants and Obligations.................................92
                    9.1.5.    Default on Other Indebtedness......................................................92
                    9.1.6.    Judgments..........................................................................92
                    9.1.7.    Pension Plans......................................................................92
                    9.1.8.    Control of the Borrower............................................................93
                    9.1.9.    Bankruptcy, Insolvency, etc........................................................93
                    9.1.10.   Impairment of Security, etc........................................................94
                    9.1.11.   Material Adverse Effect............................................................94
                    9.1.12.   Borrowing Base Deficiency..........................................................94
         9.2.       Action if Bankruptcy.........................................................................94
         9.3.       Action if Other Event of Default.............................................................94
         9.4.       Rights Not Exclusive.........................................................................94

ARTICLE X                  THE ADMINISTRATIVE AGENT..............................................................95
         10.1.      Actions......................................................................................95
         10.2.      Funding Reliance, etc........................................................................95
         10.3.      Exculpation..................................................................................96
         10.4.      Successor....................................................................................96
         10.5.      Loans or Letters of Credit Issued by Bank of America.........................................97
         10.6.      Credit Decisions.............................................................................97
         10.7.      Copies, etc..................................................................................97

ARTICLE XI                 MISCELLANEOUS PROVISIONS..............................................................98
         11.1.      Waivers, Amendments, etc.....................................................................98
         11.2.      Notices......................................................................................99
         11.3.      Payment of Costs and Expenses...............................................................100
         11.4.      Indemnification.............................................................................100
         11.5.      Survival....................................................................................101
         11.6.      Severability................................................................................102
         11.7.      Headings....................................................................................102
         11.8.      Execution in Counterparts, Effectiveness, etc...............................................102
         11.9.      Governing Law; Entire Agreement.............................................................102
         11.10.     Successors and Assigns......................................................................102
         11.11.     Sale and Transfer of Loans and Notes; Participations in
                    Loans and Notes.............................................................................103
                    11.11.1.  Assignments.......................................................................103

                    11.11.2.  Participations....................................................................104
         11.12.     Forum Selection and Consent to Jurisdiction.................................................105
         11.13.     Waiver of Jury Trial........................................................................106
         11.14.     Other Transactions..........................................................................106
         11.15.     Maximum Interest............................................................................106
         11.16.     Controlling Document........................................................................108
         11.17.     Notice......................................................................................109


SCHEDULE I               Disclosure Schedule
SCHEDULE II              Subsidiaries
SCHEDULE III             Administrative Details
SCHEDULE IV              Existing Mortgages
SCHEDULE V               Existing Hedging Agreements
SCHEDULE VI              Updated Title Searches

EXHIBIT A                Form of Amended and Restated Secured Promissory Note
EXHIBIT B                Form of Security Agreement
EXHIBIT C-1              Form of Borrowing Request
EXHIBIT C-2              Form of Continuation/Conversion Notice
EXHIBIT D                Form of Guaranty
EXHIBIT E-1              Form of Mortgage
EXHIBIT E-2              Form of California Mortgage
EXHIBIT F-1              Form of Pledge Agreement (Stock)
EXHIBIT F-2              Form of Pledge Agreement (Partnership Interests)
EXHIBIT G                Form of Lender Assignment Notice
EXHIBIT H                Form of Opinions of Counsel to the Borrower, et al.
EXHIBIT I-1              Form of Pre-Closing Title Opinions of Special Counsel
                         to the Borrower
EXHIBIT I-2              Form of Post-Closing Title Opinions of Special Counsel
                         to the Borrower
EXHIBIT J                Form of Issuance Request

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 1999, among BARGO ENERGY COMPANY, a Texas corporation (the "Borrower"), the various financial institutions as are now or may hereafter become parties hereto (collectively, the "Lenders") and BANK OF AMERICA, N.A., a national banking association, formerly Bank of America National Trust and Savings Association ("Bank of America"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"),


                              W I T N E S S E T H:

         WHEREAS, the Borrower is engaged in the business of oil and gas exploration and production, and activities related or ancillary thereto; and

         WHEREAS, Future Petroleum Corporation, a Utah corporation ("Old FPC"), and Bank of America are parties to that certain Amended and Restated Credit Agreement dated as of December 4, 1998 (as amended, the "Existing Credit Agreement") pursuant to which Bank of America made commitments to make loans to Old FPC from time to time prior to the applicable commitment termination date in the maximum aggregate principal amount of loans at any one time not to exceed in the aggregate the lesser of (x) the collateral value, or (y) $50,000,000; and

         WHEREAS, Old FPC has, prior to the Effective Date, merged with and into the Borrower, such that the Borrower has assumed all of the liabilities and obligations, and is the owner of all of the assets, of Old FPC pursuant to the Merger Agreement (hereinafter defined); and

         WHEREAS, the Borrower desires to obtain Commitments from the Lenders and the Issuer pursuant to which

         (a) Loans will be made to the Borrower from time to time prior to the Commitment Termination Date; and

         (b) Letters of Credit will be issued by the Issuer for the account of the Borrower from time to time prior to the Commitment Termination Date;

in maximum aggregate principal amount of Loans and Letter of Credit Outstandings at any one time not to exceed in the aggregate the lesser of (x) the Borrowing Base, or (y) $100,000,000; and

         WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to extend such Commitments, make such Loans to the Borrower and issue and participate in such Letters of Credit; and

         WHEREAS, the parties have agreed that it is in their respective best interests to enter into this Agreement amending, restating and superseding the Existing Credit Agreement; and

         WHEREAS, the proceeds of such Loans will be used

                  (a) to refinance all Indebtedness under the Existing Credit Agreement; and

                  (b) for Capital Expenditures, working capital and general corporate purposes of the Borrower and its Material Subsidiaries.

         NOW, THEREFORE, the parties hereto agree to amend and restate the Existing Credit Agreement in its entirety as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.4.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" means, on any date, this Second Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

                  (a) the rate of interest as announced from time to time by the Administrative Agent as its "prime rate" at its Domestic Office; or

                  (b) the Federal Funds Effective Rate most recently determined by the Administrative Agent plus 1/2%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Applicable Law" means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Government Agency having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

         "Applicable Margin" means, with respect to any Credit Extension of any type and at any time of determination, a margin above the interest rate or fee applicable to such type of Credit Extension determined by reference to the utilization of the Borrowing Base, as follows:

          Percentage of                                                                    Alternate
     Borrowing Base Utilized              Commitment Fee       LIBO Rate Margin        Base Rate Margin
     -----------------------              --------------       ----------------        ----------------
     Less than 40%                             0.30%                  1.50%                 0.50%

     40% or more, but
     less than 80%                             0.40%                  1.75%                 0.75%

     Equal to or greater than 80%              0.50%                  2.00%                 1.00%


Changes in the Applicable Margin with respect to any Credit Extension and Commitment Fee shall take effect, as applicable, upon the effective date of each Borrowing Base Redetermination and immediately upon any Credit Extension. "Utilization" and "utilized" means, at any time, the percentage obtained by dividing (i) the sum of all outstanding Loans plus Letter of Credit Outstandings by (ii) the Borrowing Base.

Notwithstanding the foregoing, as required by Section 3.2.2(z) and without duplication, after any Borrowing Base Deficiency has existed for more than ninety (90) consecutive days, each LIBO Rate Margin and Alternate Base Rate Margin shall be the rate set forth above plus 3.00% per annum until such Borrowing Base Deficiency has been eliminated.

         "Approval" means each and every approval, authorization, license, permit, consent, variance, land use entitlement, franchise, agreement, filing or registration by or with any Government Agency or other Person necessary for all stages of developing, operating, maintaining and abandoning Oil and Gas Properties.

         "Arco East Texas Property" means those Oil and Gas Properties acquired by a Subsidiary of the Company from Atlantic Richfield Company pursuant to that certain Purchase and Sale Agreement dated August 3, 1999, effective October 1, 1999.

         "Arco Title Indemnity" means that certain Title Indemnity Agreement dated as of September 8, 1999, between Atlantic Richfield Company and Future Acquisition 1995, Ltd., pursuant to which Atlantic Richfield Company indemnifies and holds harmless Future Acquisition 1995, Ltd. and other parties described therein from and against losses and claims arising from the "Marshall Title Defect" and the "Marshall Judgment" (as such terms are defined therein) which may burden the Arco East Texas Property.

         "Assignee Lender" is defined in Section 11.11.1.

         "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 6.1.1.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Bank of America" means Bank of America, N.A., formerly Bank of America National Trust and Savings Association.

         "Borrower" is defined in the preamble.

         "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.3.

         "Borrowing Base" shall mean, as at any date, (a) prior to the initial Borrowing Base Redetermination, $40,000,000, (b) prior to the initial Borrowing Base Redetermination, but after the satisfaction of the conditions precedent set forth in Section 6.2 pertaining to the Arco East Texas Property and upon its inclusion in the Borrowing Base, $55,000,000, and (c) thereafter, the amount determined from time to time pursuant to Section 2.7.

         "Borrowing Base Deficiency" means at any time the amount by which (a) the sum of the aggregate outstanding principal amount of all Loans plus Letter of Credit Outstandings exceeds (b) the then current Borrowing Base.

         "Borrowing Base Deficiency Notification Date" shall mean the date on which any notice of a Borrowing Base Deficiency is received by the Borrower.

         "Borrowing Base Determination Date" is defined in Section 2.7(c).

         "Borrowing Base Redetermination" shall mean a Scheduled Redetermination or a Requested Redetermination, as the case may be.

         "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C-1 hereto.

         "Business Day" means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Dallas, Texas; and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Capital Expenditures" means, for any period, the sum of (without duplication) (a) all expenditures of the Borrower and its consolidated Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

         "Capital Stock" means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to subscribe for or to acquire interest in such Person.

         "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its consolidated Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash Equivalent Investment" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one
         (1) year after such time, issued or guaranteed by the United States Government;

                  (b) commercial paper, maturing not more than nine (9) months from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of the
                  Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or

                           (ii) a Lender which is rated at least A-1 by Standard
                  & Poor's Corporation or P-1 by Moody's Investors Service,
                  Inc.;

                  (c) any certificate of deposit or bankers acceptance, maturing not more than one (1) year after such time, which is issued by

                           (i) a commercial banking institution that is
                  organized under the laws of the United States, or any state thereof, or that is organized under the laws of any other country which is a member of the Organization for Economic Development, or a political subdivision of any such country, and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                           (ii) a Lender which is rated at least A-1 by Standard
                  & Poor's Corporation or P-1 by Moody's Investors Service, Inc.; or

                  (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)) which

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in any of clauses (a) through (c); and

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change of Control" means, with respect to the Borrower, the occurrence of:

                  (a) At such time as any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act), (other than the Principal Shareholders), is or becomes the beneficial owner, directly or indirectly, of outstanding shares of the Capital Stock of the Borrower entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the stockholders of the Borrower in the election of directors (the term "beneficial owner" shall be determined in accordance with Rule 13d-3 of the Exchange Act);

                  (b) At such time as the Borrower shall have consummated a reorganization, merger or consolidation or similar transaction, in each case, with respect to which all or substantially all the Principal Shareholders who were beneficial owners of the outstanding shares of Capital Stock of the Borrower immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of the combined voting power of the then outstanding shares of Capital Stock of the Borrower resulting from such reorganization, merger or consolidation; or

                  (c) Unless otherwise permitted under Section 8.2.8, if the Borrower ceases to own beneficially and of record 100% of the Capital Stock of each of Future Texas, Future Nevada and Future California, or if Future Texas or Future Nevada ceases to own beneficially and of record 100% of the general partner and limited partner interests, respectively, in the Partnership Subsidiaries;

         provided that, the following shall not be deemed a Change of Control:
(a) the acquisition or beneficial ownership of voting securities by the Initial Holders, any Principal Shareholder Affiliate, or any group of which an Initial Holder or its respective Principal Shareholder Affiliates is a member; (b) any repurchase of voting securities by the Borrower or any Subsidiary of the Borrower; (c) any transaction that causes a Person to become the beneficial owner of voting securities of the Borrower as a result of acquiring an interest in an Initial Holder, a Principal Shareholder Affiliate of an Initial Holder or a transferee of an Initial Holder, or (d) any distribution or dividend to equity-holders otherwise permitted by this Agreement made by any of the following entities to their current equity-holders -- BER Partnership L.P., formerly known as Bargo Energy Resources, Ltd., a Texas limited partnership; TJG Investments, Inc., a Texas corporation; BEC Partnership, formerly known as Bargo Energy Company, a Texas general partnership; and BOC Operating Corporation, formerly known as Bargo Operating Company, Inc., a Texas corporation.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act of 1933, and the rules and regulations of the Commission thereunder and under the Exchange Act.

         "Commitment" means, relative to any Lender, such Lender's obligation pursuant to Sections 2.1.1 and 2.1.2 to make Loans to the Borrower and to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.3.

         "Commitment Amount" means the lesser of (i) the Total Commitment, as reduced from time to time pursuant to the provisions of Section 2.2, or (ii) the Borrowing Base.

         "Commitment Fee" is defined in Section 3.3.3.

         "Commitment Availability" means, on any date, the excess of

                  (a) the then Commitment Amount, over

                  (b) the sum of

                           (i) the aggregate outstanding principal amount of all
                  Loans on such date, plus

                           (ii) the Letter of Credit Outstandings on such date.

         "Commitment Termination Date" means the earliest of

                  (a) the Stated Maturity Date;

                  (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

                  (c) the date on which any Commitment Termination Event occurs.

         "Commitment Termination Event" means

                  (a) the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9 with respect to the Borrower or any Subsidiary; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of the Loans and other
                  Obligations to be due and payable pursuant to Section 9.3, or

                           (ii) in the absence of such declaration, the giving
                  of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Consents" means a Consent to Assignment executed and delivered pursuant to Section 6.1.15 or Section 6.2.6, in form and substance satisfactory to the Administrative Agent, pursuant to which the counterparty to each Material Contract (i) consents to the assignment of each such Material Contract to the Administrative Agent as security for the Obligations, and (ii) provides the Administrative Agent an independent right to cure defaults under such Material Contract.

         "Consolidated Net Income" means, with respect to the Borrower and its consolidated Subsidiaries for any period, the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such period.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C-2 hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Credit Extension" means and includes

                  (a) the advancing of any Loans by the Lenders in connection with a Borrowing, and

                  (b) any issuance by an Issuer, or extension of the Stated Expiry Date by an Issuer, of a Letter of Credit.

         "Current Ratio" means, at the end of each Fiscal Quarter, the ratio of

                  (a) the current assets (including the unused portion of the Commitment Amount) of the Borrower and its consolidated Subsidiaries to

                  (b) the current liabilities (minus the current portion of long term Debt (including Debt under this Agreement)) of the Borrower and its consolidated Subsidiaries.

         "Debt" means the outstanding principal amount of all Indebtedness of the Borrower and its consolidated Subsidiaries of the nature referred to in clauses (a) and (b) of the definition of "Indebtedness".

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disbursement Date" is defined in Section 4.4.

         "Disbursement" means the amount disbursed by the Issuer on a Disbursement Date.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

         "Distribution Payments" is defined in Section 8.2.6.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in a Lender Assignment Notice or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "EBITDA" means for any period, the sum, without duplication,

                  (a) Consolidated Net Income for such period, plus

                  (b) Interest Expense for such period, plus

                  (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Borrower and its consolidated Subsidiaries deducted in determining Consolidated Net Income for such period, plus (minus)

                  (d) all federal, state, local and foreign income taxes of the Borrower and its consolidated Subsidiaries deducted (or credits added) in determining Consolidated Net Income for such period, plus (minus)

                  (e) other non-cash items deducted or added in determining Consolidated Net Income for such period, including non-cash write-downs in connection with ceiling tests as calculated in accordance with GAAP.

         "Effective Date" means the date this Agreement becomes effective pursuant to Section 11.8.

         "Eligible Assignee" means a Person which either: (a) is primarily engaged in the business of commercial banking and is (i) a Lender, (ii) a Subsidiary of a Lender, (iii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iv) a Person of which a Lender is a Subsidiary, or (b) is consented to as an assignee by the Borrower, the Issuer, and the Administrative Agent, which consents will not be unreasonably withheld, and represents that it is either (i) a commercial bank organized under the laws of the United States, or any state thereof, having a combined capital and surplus of at least $500,000,000, or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Development, or a political subdivision of any such country, having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States and further provided that Borrower is not required to pay withholding taxes on interest or principal owed to such bank based on Applicable Law at the time of the assignment. Notwithstanding the foregoing, after the occurrence of a Default, any assignment under clause (b) above shall not require the consent of the Borrower, and after the occurrence of an Event of Default under Section 9.1.1 or 9.1.9, any assignment under clause (b) above shall not require the consent of the Borrower and may be made to a commercial bank or any other Person.

         "Engineering Report" means one or more reports, in form and substance satisfactory to the Administrative Agent and the Required Lenders, prepared at the sole cost and expense of the Borrower by a petroleum engineer acceptable to the Administrative Agent in its reasonable business judgment, which shall evaluate the Proven Reserves and probable reserves attributable to the Hydrocarbon Interests owned directly by the Borrower and any of its Material Subsidiaries, as of the immediately preceding January 1 or July 1. Each Engineering Report shall set forth volumes, a projection of the future rate of production, present value of the net proceeds of production, estimated costs of actions described in subsection (a) of the definition of Remedial Action, operating expenses and Capital Expenditures, in each case based upon updated economic assumptions (including Hydrocarbon prices, escalation rates, discount rate assumptions and other general economic assumptions) acceptable to the Administrative Agent.

         "Environmental Laws" means all Applicable Laws, (including consent decrees and administrative orders) relating to public health and safety through protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Event of Default" is defined in Section 9.1.

         "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder.

         "Existing Credit Agreement" is defined in the second recital.

         "Existing Mortgages" means the mortgages and other security instruments described on Schedule IV hereto.

         "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                           (a) the weighted average of the rates on overnight
                  federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                           (b) if such rate is not so published for any day
                  which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         Upon written request from the Borrower, the Lender shall advise the Borrower as to the details of the method of calculation of Federal Funds Effective Rate then utilized by the Lender.

         "Fee Letter" means that certain letter agreement dated June 4, 1999, between the Administrative Agent and the Borrower.

         "Fiscal Quarter" means any quarter ending on the last day of March, June, September or December of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1999") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Future California" means Future Cal-Tex Corporation, a Texas corporation, the Subsidiary of the Borrower that owns interests in the South Coles Levee Unit Property in Kern County, California.

         "Future Nevada" means Future Energy Corporation, a Nevada corporation, the Subsidiary of the Borrower that is the sole limited partner of each of the Partnership Subsidiaries, and any successor limited partner or limited partners of any of the Partnership Subsidiaries.

         "Future Texas" means Future Petroleum Corporation, a Texas corporation, the Subsidiary of the Borrower that is the sole general partner of each of the Partnership Subsidiaries, and any successor general partner or general partners of any of the Partnership Subsidiaries.

         "GAAP" is defined in Section 1.4.

         "Government Agency" means any federal, state, regional, tribal or local government or governmental department or other entity charged with the administration, interpretation or enforcement of any Applicable Law.

         "Guaranties" means the guaranties of the Obligations, executed and delivered pursuant to Section 6.1.3, Section 6.2.3 or Section 8.1.7, substantially in the form of Exhibit D, given by each of the Material Subsidiaries.

         "Hazardous Material" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c) any petroleum, crude oil or fraction thereof;

                  (d) any hazardous, dangerous or toxic chemical, material, waste or substance within the meaning of any Environmental Law;

                  (e) any radioactive material, including any naturally occurring radioactive material, and any source, special or by-product material as defined in 42 U.S.C. Section 2011 et seq., and any amendments or reauthorizations thereof;

                  (f) asbestos-containing materials in any form or condition; or

                  (g) polychlorinated biphenyls in any form or condition.

         "Hedging Agreements" means

                  (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements, and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and

                  (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors, and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

         "Hedging Obligations" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under Hedging Agreements.

         "Highest Lawful Rate" is defined in Section 11.15.

         "Hydrocarbon Interests" means all rights, titles and interests in and to oil and gas leases; oil, gas and mineral leases; other Hydrocarbon leases; mineral interests; mineral servitudes; overriding royalty interests; royalty interests; net profits interests; production payment interests; and other similar interests.

         "Hydrocarbons" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement;

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 8.2.4; or

                  (d) which relates to possible errors generated by financial reporting and related systems due to the Year 2000 Problem.

         "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (d) net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) all monetary obligations of such Person with respect to Production Payments;

                  (g) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; and

                  (h) all Contingent Liabilities of such Person.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness contains non-recourse provisions acceptable to the Administrative Agent.

         "Indemnified Liabilities" is defined in Section 11.4.

         "Indemnified Parties" is defined in Section 11.4.

         "Initial Holders" means Energy Capital Investment Company PLC, an English investment company, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, BOCP Energy Partners, L.P., a Texas limited partnership, EnCap Energy Capital Fund III, L.P., a Texas limited partnership, Kayne Anderson Energy Fund, L.P., a Delaware limited partnership, BancAmerica Capital Investors SBICI, L.P., a Delaware limited partnership, Eos Partners, L.P., a Delaware limited partnership, Eos Partners SBIC, L.P., a Delaware limited partnership, Eos Partners SBIC II, L.P., a Delaware limited partnership, and SGC Partners II LLC, a Delaware limited liability company.

         "Interest Coverage Ratio" means, (i) at September 30, 1999, for the Fiscal Quarter ending on such date, (ii) at December 31, 1999, for the two consecutive Fiscal Quarters ending on such date, (iii) at March 31, 2000, for the three consecutive Fiscal Quarters ending on such date, and (iv) at the end of any Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2000, for the four consecutive Fiscal Quarters ending on such date, the ratio of (a) EBITDA of the Borrower and its consolidated Subsidiaries for such Fiscal Quarter(s) to (b) Interest Expense for such Fiscal Quarter(s).

         "Interest Expense" means, for any period, the consolidated interest expense of the Borrower and its consolidated Subsidiaries for such period (including all imputed interest under interest rate swaps constituting Hedging Agreements and including all capitalized interest, but excluding all fees paid under Section 3.3), as determined in accordance with GAAP, including that portion of any Capitalized Lease Liabilities of the Borrower and its Subsidiaries allocable to interest expense.

         "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

                  (a) no more than six (6) different Interest Periods may be in effect at any time;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of another calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

                  (d) no Interest Period may end later than the Stated Maturity Date; and

                  (e) the Borrower shall select each Interest Period for a particular LIBO Rate Loan so as not to require (as reasonably foreseeable as possible) a prepayment of such LIBO Rate Loan during such Interest Period.

         "Investment" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business and excluding prepaid expenses incurred in the ordinary course of business);

                  (b) any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person;

provided, however, that (i) Hedging Obligations and (ii) Production Payments where the Borrower or its Subsidiary is the grantor or transferor thereof shall not be considered Investments. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "Issuance Request" means a request for the issuance of a Letter of Credit and certificate duly executed by the chief executive, accounting or financial Authorized Officer of the Borrower, in substantially the form of Exhibit J attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the Borrower).

         "Issuer" means Bank of America or any affiliate, unit or agency of Bank of America which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of any such Issuer).

         "Lender Assignment Notice" means a Lender Assignment Notice substantially in the form of Exhibit G hereto.

         "Lenders" is defined in the preamble.

         "Letter of Credit" is defined in Section 4.1.

         "Letter of Credit Availability" means, at any time, the lesser of

                  (a) the excess of

                           (i) $5,000,000

         minus
                           (ii) the then Letter of Credit Outstandings,

         or

                  (b) the Commitment Availability at such time.

         "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

                  (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), plus

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "LIBO Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in a Lender Assignment Notice or such other office of a Lender (or any successor or assign of such Lender) as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBO Rate" means, with respect to each Interest Period for a LIBO Rate
Loan:

                  (a) the rate of interest per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period;

                  (b) in the event that the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate of interest per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

                  (c) in the event that the rates referenced in the preceding clauses (a) and (b) are not available, the rate of interest per annum determined by the Administrative Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable LIBO Rate Loan and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two
         (2) Business Days prior to the first day of such Interest Period.

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 0.01 of 1%) determined pursuant to the following formula:


                                                          LIBO Rate
              LIBO Rate             =          -------------------------------
         (Reserve Adjusted)                    1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent, two (2) Business Days before the first day of such Interest Period.

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal and rounded upward, if necessary, to the nearest 0.01 of 1%) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in Property to secure (i) the payment of a debt or (ii) the performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever in respect of any Property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing.

         "Loans" means the loans provided for by Section 2.1 and shall include Revolving Credit Loans.

         "Loan Document" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the Fee Letter and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

         "Material Adverse Effect" means with respect to any matter that such matter

                  (a) could reasonably be expected materially and adversely to affect the assets, business, properties, condition (financial or otherwise), prospects, or results of operations of the Borrower and its Subsidiaries taken as a whole, or the value or condition of the Properties of the Borrower and its Subsidiaries taken as a whole, or the ability of the Borrower or any other Obligor to perform its obligations under any of the Loan Documents, or

                  (b) has been brought by or before any court or arbitrator or any governmental body, agency or official, and draws into question or otherwise has or reasonably could be expected to have a material adverse effect on the validity or enforceability of any material provision of any Loan Document against any Obligor party thereto or the rights, remedies and benefits available to the Administrative Agent and the Lenders under the Loan Documents.

         "Material Contract" means each acquisition agreement, Hydrocarbon purchase and sale agreement, or similar contract relating to any Hydrocarbon Interests included in the Mortgaged Properties or other agreement, in each case as designated by the Administrative Agent.

         "Material Subsidiary" means, at any particular time, any Subsidiary (i) that has assets included in the Borrowing Base; (ii) that, together with its Subsidiaries, (a) accounted for more than 5% of the consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Fiscal Quarter (computed on a retroactive proforma basis with respect to acquired Subsidiaries), or (b) was the owner of more than 5% of the consolidated assets of the Borrower and its Subsidiaries at the end of such Fiscal Quarter or, with respect to acquired or newly formed Subsidiaries, on the date of acquisition or formation of such acquired Subsidiary, all as shown in the case of (a) and (b) on the consolidated financial statements of the Borrower and its Subsidiaries for such Fiscal Quarter or on such acquisition or formation date; or (iii) that is designated by the Borrower in writing to the Administrative Agent as a Material Subsidiary.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of April 26, 1999, by and between Future Petroleum Corporation, a Utah corporation, and FPT Corporation, a Texas corporation.

          "Mortgage Consents" means all consents required under existing oil and gas leases or other agreements and Approvals by Government Agencies to the granting of a Mortgage to the Administrative Agent, and as reasonably determined by the Administrative Agent with respect to Properties that become Mortgaged Properties after the Effective Date.

         "Mortgaged Properties" means the Hydrocarbon Interests, Properties and interests described in and secured by the Mortgages, as such Properties and interests are from time to time constituted.

         "Mortgages" means the Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filings executed and delivered pursuant to Section 6.2.2 or Section 8.1.7, substantially in the form of Exhibit E hereto, as amended, supplemented, restated or otherwise modified from time to time, and includes the Existing Mortgages and the New Mortgages.

         "New Mortgages" means Mortgages granted by the Borrower and its Subsidiaries encumbering the Hydrocarbon Interests and Properties of the Borrower and its Subsidiaries which did not secure the obligations under the Existing Credit Agreement.

         "Non-Redeemable Stock" means stock issued by the Borrower, provided that such stock is not considered debt for GAAP, tax law or any other purpose and provided further that neither the Borrower nor any of its Subsidiaries has any obligation to redeem or purchase or pay dividends on such stock or to exchange such stock for, or convert such stock to, any other security (other than "Non-Redeemable Common Stock"), whether such obligation arises pursuant to the terms of such stock or any other agreement relating thereto or otherwise and whether or not such obligation exists in all circumstances or only upon the occurrence of a particular event or condition or upon the passage of time or otherwise. "Non-Redeemable Common Stock" means Non-Redeemable Stock that is common stock issued by the Borrower.

         "Note" means the promissory note of the Borrower payable to the order of a Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower and/or each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document, including without limitation, all Hedging Obligations arising under Hedging Agreements between the Borrower or any of its Subsidiaries and a Lender or any Affiliate of a Lender.

         "Obligor" means the Borrower, any of its Subsidiaries, or any other Person (other than the Administrative Agent or a Lender) obligated under or otherwise a party to any Loan Document.

         "Oil and Gas Properties" means Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Government Agency having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, profits a prendre, hereditaments, appurtenances and

Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "Old FPC" is defined in the second recital.

         "Organic Document" means, relative to any corporate Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock, and, relative to any partnership Obligor, its partnership agreement.

         "Participant" is defined in Section 11.11.2.

         "Partners" means the general and limited partners of the Partnership Subsidiaries, being Future Texas as the general partner, and Future Nevada as the limited partner, and any successor general partner or limited partner of any Partnership Subsidiary.

         "Partnership Subsidiary" means any direct or indirect Subsidiary of the Borrower that is a limited partnership, including Future Acquisition 1995, Ltd., a Texas limited partnership, BMC Development No. 1 Limited Partnership, a Texas limited partnership and NCI Shawnee Limited Partnership, a Texas limited partnership.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the percentage set forth on
Schedule III hereto, as such percentage may be adjusted from time to time pursuant to Lender Assignment Notice(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.

         "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, Government Agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.

         "Pledge Agreements" means the Pledge Agreements executed and delivered pursuant to Section 6.1.4, Section 6.2.8 or Section 8.1.7, substantially in the form of Exhibit F-1 (from the Borrower) or F-2 (from each of the Partners) hereto, as applicable, as amended, supplemented, restated or otherwise modified from time to time.

         "Principal Shareholders" means each of the Initial Holders, Thomas D. Barrow and Tim J. Goff.

         "Principal Shareholder Affiliate" means any Person which, directly or indirectly, controls, is controlled by or is under common control with a Principal Shareholder (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Proceeds Account" is defined in Section 3.4.

         "Production Payments" means the grant or transfer to any Person of a production payment (whether volumetric or dollar denominated) or similar royalty, overriding royalty, net profits interest or other similar interest in Oil and Gas Properties, or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such Oil and Gas Properties where the holder of such interest has recourse solely to such interest and the grantor or transferor thereof has an express contractual obligation to produce and sell Hydrocarbons from such Oil and Gas Properties, or to cause such Oil and Gas Properties to be so operated and maintained, in each case in a reasonably prudent manner.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Proven Reserves" means collectively, "proved oil and gas reserves," "proved developed producing oil and gas reserves," "proved developed non-producing oil and gas reserves" (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and "proved undeveloped oil and gas reserves," as such terms are defined by the U.S. Securities and Exchange Commission in its standards and guidelines.

         "Quarterly Payment Date" means, commencing December 31, 1999, the last Business Day of each March, June, September and December.

         "Reimbursement Obligation" is defined in Section 4.5.

         "Release" means a "release," as such term is defined in CERCLA.

         "Remedial Action" means any action under Environmental Laws required to
(a) clean up, remove, treat, dispose of, abate, or in any other way address pollutants (including Hazardous Materials) in the environment, (b) prevent the Release or threat of a Release or minimize the further Release of pollutants, or
(c) investigate and determine if a remedial response is needed and to design such a response and any post-remedial investigation, monitoring, operation, and maintenance and care.

         "Requested Redetermination" is defined in Section 2.7.

         "Required Lenders" means, at any time, Lenders holding, in the aggregate, at least 66-2/3% of the then outstanding principal amount of all Loans or, if no such principal amount is outstanding, Lenders having Percentages aggregating at least 66-2/3% of the Total Commitment.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "Restricted Payment Tests" means compliance with each of the following restrictions (both before and immediately after giving effect to the applicable Distribution Payment):

                  (a) Tangible Net Worth shall not be less than the sum of (i) $44,574,521 plus (ii) fifty percent (50%) of consolidated net income of the

         Borrower and its Subsidiaries (excluding the effects of consolidated net losses), for each Fiscal Quarter beginning on or after July 1, 1999, plus (iii) one-hundred percent (100%) of the net proceeds of any Non-Redeemable Stock offering by the Borrower or any of its Subsidiaries at any time after the Effective Date;

                  (b)      the Current Ratio shall be not less than 1.0:1.0;

                  (c) the Interest Coverage Ratio shall be not less than 3.0:1.0;

                  (d)      there shall exist no Borrowing Base Deficiency;

                  (e)      no Default shall have occurred and be continuing; and

                  (f) the Lenders shall have consented in writing to such Distribution Payment with respect to the Series B Preferred.

         "Revolving Credit Loans" means the loans provided for by Section 2.1.

         "Scheduled Redetermination" is defined in Section 2.7.

         "Security Agreement" means the Amended and Restated Security Agreement executed and delivered pursuant to Section 6.1.5, Section 6.2.6 or Section 8.1.7 substantially in the form of Exhibit B, as amended, supplemented, restated or otherwise modified from time to time pursuant to which the Borrower or its Subsidiaries, as the case may be, pledges to the Administrative Agent as security for the Obligations the Material Contracts and the Borrower's or its Subsidiaries', as the case may be, bank accounts and intercompany accounts and loans receivable.

         "Security Documents" means, collectively, (a) the Guaranties, (b) the Pledge Agreements, (c) the Mortgages, (d) the Security Agreements, (e) the Consents and (f) the Mortgage Consents, together with any exhibits, schedules and other attachments to such documents and any financing statements related thereto, as such documents, exhibits, schedules, attachments or financing statements may be, from time to time, amended, supplemented, restated or otherwise modified.

         "Series B Preferred" means that portion of the Capital Stock of the Borrower known as the "Cumulative Redeemable Preferred Stock, Series B" issued by the Borrower to the Initial Holders pursuant to the Stock Purchase Agreement.

         "Shareholders' Agreement" means the Second Amended and Restated Shareholders' Agreement dated as of May 14, 1999, among the Borrower, B. Carl Price, a Texas resident, Don Wm. Reynolds, a Texas resident, Energy Capital Investment Company PLC, an English investment company, EnCap Equity 1994 Limited Partnership, a Texas limited partnership, Bargo Energy Resources, Ltd., a

Texas limited partnership, TJG Investments, Inc., a Texas corporation, Bargo Energy Company, a Texas general partnership, Tim J. Goff, Thomas Barrow, James
E. Sowell, Bargo Operating Company, Inc., a Texas corporation, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, BOCP Energy Partners, L.P., a Texas limited partnership, EnCap Energy Capital Fund III, L.P., a Texas limited partnership, Kayne Anderson Energy Fund, L.P., a Delaware limited partnership, Banc America Capital Investors SBIC I, L.P., a Delaware limited partnership, Eos Partners, L.P., a Delaware limited partnership, Eos Partners SBIC, L.P., a Delaware limited partnership, Eos Partners SBIC II, L.P., a Delaware limited partnership, and SGC Capital Partners II LLC, a Delaware limited liability company, as the same may be, from time to time, amended, supplemented, restated or otherwise modified.

         "Stated Amount" of each Letter of Credit means the face amount or the "Stated Amount" of such Letter of Credit (as defined therein).

         "Stated Expiry Date" is defined in Section 4.1.

         "Stated Maturity Date" means September 30, 2002.

         "Stock Purchase Agreement" means the Stock Purchase Agreement dated as of May 14, 1999, among the Borrower and Energy Capital Investment Company PLC, an English investment company, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, BOCP Energy Partners, L.P., a Texas limited partnership, EnCap Energy Capital Fund III, L.P., a Texas limited partnership, Kayne Anderson Energy Fund, L.P., a Delaware limited partnership, BancAmerica Capital Investors SBIC I, L.P., a Delaware limited partnership, Eos Partners, L.P., a Delaware limited partnership, Eos Partners SBIC, L.P., a Delaware limited partnership, Eos Partners SBIC II, L.P., a Delaware limited partnership, and SGC Partners II LLC, a Delaware limited liability company as the same may be, from time to time, amended, supplemented, restated or otherwise modified.

         "Subsidiary" means, with respect to any Person, (a) any corporation of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, (b) any partnership, limited liability company, association or firm of which more than 50% of the equity interest or voting power is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person or (c) any partnership in which such Person is a general partner; provided that associations, joint ventures or other relationships (i) which are established pursuant to a standard form AAPL Form 610 operating agreement or similar agreement and which are partnerships for purposes of income taxation only, (ii) which are not corporations, trusts, limited liability companies or partnerships (or subject to the Uniform Partnership Act) under applicable state law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

         "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Tangible Net Worth" means the consolidated net worth of the Borrower and its Subsidiaries (including therein the net amount received by the Borrower in respect of the issuance of the Series B Preferred) after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

         "Taxes" is defined in Section 5.6.

         "Total Commitment" means $100,000,000.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "Unsecured Indemnity" means that certain Amended and Restated Hazardous Materials Undertaking and Unsecured Indemnity dated as of September 30, 1999, from Future California, in favor of the Administrative Agent, as amended.

         "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

         "Year 2000 Compliant" is defined in Section 7.20.

         "Year 2000 Problem" is defined in Section 7.20.

         SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, notice and other communication or other Loan Document delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                      (iii) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Administrative Agent or the

         Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its sole discretion" or "in their sole discretion," as applicable.

                  (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lenders, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders merely because of the Lenders' involvement in their preparation.

         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 7.7.


                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTE

         SECTION 2.1. COMMITMENTS.

         SECTION 2.1.1. REVOLVING CREDIT LOANS. On the terms and subject to the conditions of this Agreement (including Article VI), each Lender severally agrees to make loans (relative to such Lender, its "Revolving Credit Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Revolving Credit Loans requested by the Borrower to be made on such day described in this Section 2.1.1. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Credit Loans. From time to time on any Business Day during the period from and after the Effective Date to but not including the Commitment Termination Date, each Lender will make Revolving Credit Loans to the Borrower equal to such Lender's Percentage of the amount of the Revolving Credit Loans requested by the Borrower to be made on such day in the applicable Borrowing Request therefor. The Borrower acknowledges that, as of the Effective Date, the aggregate outstanding amount of all loans under the Existing Credit Agreement is $19,605,000.00. On the Effective Date, each of the Lenders other than Bank of America shall be deemed to have purchased from Bank of America such Lender's Percentage share of the outstanding principal amount of such loans and shall pay to Bank of America an amount equal to the product of its Percentage multiplied by $19,605,000.00.

         SECTION 2.1.2. LETTERS OF CREDIT. From time to time on any Business Day prior to the Commitment Termination Date, each Issuer will issue, and each Lender severally will participate in, the Letters of Credit, in accordance with
Article IV.

         SECTION 2.1.3. LENDERS NOT REQUIRED TO MAKE LOANS UNDER CERTAIN CIRCUMSTANCES. No Lender shall be permitted or required to

                  (a) make any Loan if, after giving effect thereto

                           (i) the aggregate outstanding principal amount of all
                  Loans of all Lenders, together with all the Letter of Credit Outstandings, would exceed the Commitment Amount; or

                           (ii) the aggregate outstanding principal amount of
                  all Loans of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Commitment Amount; or

                           (iii) a Borrowing Base Deficiency would exist; or

                  (b) issue (in the case of any Issuer) or participate in (in the case of any Lender) any Letter of Credit if, after giving effect thereto

                           (i) all Letter of Credit Outstandings together with
                  the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount; or

                           (ii) such Lender's Percentage of all Letter of Credit
                  Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount; or

                           (iii) a Borrowing Base Deficiency would exist; or

                           (iv) all Letter of Credit Outstandings would exceed
                  $5,000,000.

         SECTION 2.2. REDUCTION OF COMMITMENT AMOUNT. The Commitment Amount is subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day, voluntarily reduce the Total Commitment; provided, however, that all such reductions shall require at least three (3) Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment

Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

         SECTION 2.2.2. MANDATORY. On any Commitment Termination Date, the Commitment Amount shall, without any further action, automatically and permanently be reduced to zero.

         SECTION 2.3. BORROWING PROCEDURE. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. (Dallas time) on a Business Day, the Borrower may from time to time irrevocably request, on (i) such Business Day, in the case of Base Rate Loans and (ii) not less than three (3) nor more than five (5) Business Days' notice in the case of LIBO Rate Loans, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $500,000, or in the unused amount of the Commitment Amount. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans and shall be made on the Business Day specified in such Borrowing Request. On or before 1:00 p.m. (Dallas time) on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. (Dallas time) on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that
(a) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (b) no portion of the outstanding principal amount of any Loan may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

         SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of
Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBO Office's interbank Eurodollar market.

         SECTION 2.6. LOAN ACCOUNTS AND NOTES.

                  (a) The Loans made by the Lenders shall be evidenced by one or more loan accounts or records maintained by each Lender in the ordinary course of business. The loan accounts or records maintained by such Lender shall be rebuttable presumptive evidence of the amount of the Loans made by such Lender to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

                  (b) Each Lender's Loans shall also be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the Total Commitment. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid) or in other books and records maintained by such Lender, which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby (the Borrower may from time to time reasonably request a copy of such grid). Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

                  (c) The Borrower acknowledges that the Notes delivered to the Lenders as of the Effective Date amend, restate and renew the promissory notes given by the Borrower under the Existing Credit Agreement, and nothing in this Agreement or the other Loan Documents is intended to novate or discharge the indebtedness of the Borrower or the other Obligors under the Existing Credit Agreement.

         SECTION 2.7. BORROWING BASE REDETERMINATION.

                  (a) Within fifteen (15) Business Days after receipt of the Engineering Report required to be delivered semi-annually, commencing with the Engineering Report required to be delivered not later than September 1, 1999, the Administrative Agent shall, based upon a review of such Engineering Report, propose to all of the Lenders a redetermined Borrowing Base. All of the Lenders shall, within ten (10) Business Days after receipt from the Administrative Agent of a proposal for a redetermined Borrowing Base, approve a redetermined Borrowing Base either (i) at the amount proposed by the Administrative Agent, or
         (ii) such other amount as all of the Lenders may approve, as provided in Section 2.7(d). Upon approval of a redetermined Borrowing Base, the Administrative Agent shall notify the Borrower in writing of the Borrowing Base determined by all of the Lenders on the basis of such Engineering Report. Each such determination is herein called a "Scheduled Redetermination". Each Scheduled Redetermination shall be effective as of (i) April 1st (with respect to Engineering Reports effective January 1st), and (ii) October 1st (with respect to Engineering Reports effective July 1st) upon notification of the Borrower by the Administrative Agent.

                  (b) The Administrative Agent (on behalf of the Lenders) or the Borrower may, from time to time (but not more frequently than (i) one time during any calendar year by the Lenders, (ii) one time during any calendar year by the Borrower and (iii) in connection with any acquisition by the Borrower or its Subsidiaries of Oil and Gas Properties having a purchase price of $25 million or more), request a redetermination (at the sole cost and expense of the Borrower) of the Borrowing Base based upon the most recently received Engineering Report. Each such requested redetermination is herein called a "Requested Redetermination." The Lenders shall establish the redetermined Borrowing Base, and the Administrative Agent shall notify the Borrower in writing of the Borrowing Base determined by the Lenders, not later than thirty (30) days after such Requested Redetermination by the Borrower. Each Requested Redetermination shall be effective when the Borrower is notified of the amount of the redetermined Borrowing Base by the Administrative Agent.

                  (c) Within five (5) Business Days after receipt of a notice from the Administrative Agent of the amount of a redetermined Borrowing Base, the Borrower shall by notice to the Administrative Agent either accept such amount as the new Borrowing Base or reduce the Borrowing Base from the amount proposed by the Administrative Agent to any lesser amount. Failure by the Borrower to take either such action within such five (5) Business Day period shall be deemed acceptance of such amount as the Borrowing Base. Upon any such acceptance or deemed acceptance by the Borrower, a new Borrowing Base in the amount accepted shall take effect on such date (herein called a

         "Borrowing Base Determination Date") and shall remain in effect until but not including the next Borrowing Base Determination Date. Upon any such reduction by the Borrower, a new Borrowing Base in the reduced amount specified by the Borrower shall take effect on such date (herein also called a "Borrowing Base Determination Date") and shall remain in effect until but not including the next Borrowing Base Determination Date.

                  (d) Each determination or redetermination of the Borrowing Base pursuant to this Section 2.7 and Section 3.1.2 shall be made by all of the Lenders and the Administrative Agent, in the exercise of their reasonable discretion and in accordance with their customary and prudent standards for oil and gas lending and credit transactions as they exist at such time (which standards may change from time to time). In each case where the Administrative Agent shall propose a redetermined Borrowing Base, any Lender who objects to the proposed Borrowing Base shall, within the prescribed time period, simultaneously notify the Administrative Agent of the amount of the redetermined Borrowing Base that it believes appropriate, and such objecting Lender shall be deemed to have approved any Borrowing Base which is less than the Borrowing Base it believes is appropriate. Any Lender that does not object to the redetermined Borrowing Base proposed by the Administrative Agent within the prescribed time period shall be deemed to have approved the redetermined Borrowing Base proposed by the Administrative Agent. In the event that the Lenders do not so approve the redetermined Borrowing Base as proposed by the Administrative Agent, the Administrative Agent shall consult with each Lender that has so objected and thereafter establish a redetermined Borrowing Base that is so approved by the Lenders.

                  (e) The Borrowing Base is also subject to adjustment as provided for in Section 3.1.2.

         SECTION 2.8. PURPOSES. The Borrower shall apply the proceeds of each Loan only

                  (a) to refinance all Indebtedness under the Existing Credit
                      Agreement; and

                  (b) for Capital Expenditures, working capital and general
                      corporate purposes of the Borrower and its Material Subsidiaries.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES


         SECTION 3.1. REPAYMENTS AND PREPAYMENTS AND CERTAIN BORROWING BASE MATTERS. The Borrower shall repay the unpaid principal amount of the Loans as set forth in this Section 3.1.

         SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Revolving Credit Loan, and each Revolving Credit Loan shall mature, on the Stated Maturity Date. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                           (i) in the case of a prepayment of a LIBO Rate Loan,
                  all such voluntary prepayments shall require at least three
                  (3) but no more than five (5) Business Days' prior written notice to the Administrative Agent (which notice is irrevocable);

                           (ii) any such prepayment shall be made pro rata among
                  Loans of the same type and, if applicable, having the same Interest Period; and

                           (iii) all such voluntary partial prepayments shall be
                  in an aggregate minimum amount of $250,000 and an integral multiple of $50,000;

                  (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory prepayment (which shall be applied (or held for application, as the case may be) by each Lender first to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then to the payment of the then Letter of Credit Outstandings) equal to the excess, if any, of the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings over the Commitment Amount as so reduced;

                  (c) shall make prepayments as specified in Section 3.1.2; and

                  (d) shall, immediately upon any acceleration of the Loans pursuant to Section 9.2 or Section 9.3, repay all Loans, unless, pursuant to Section 9.3, only a portion of all Loans is so accelerated.

Each payment or prepayment of any Loans made pursuant to this Section shall be without premium or penalty except as may be required by Section 5.4, and shall be applied, to the extent of such prepayment. No voluntary prepayment of principal of any Loans or any prepayment pursuant to the preceding clause (c) shall cause a reduction in any Commitment Amount.

         SECTION 3.1.2.  BORROWING BASE DEFICIENCIES AND ASSET SALES.

                  (a) Upon the occurrence of a Borrowing Base Deficiency, the Administrative Agent may (and, at the direction of the Required Lenders, shall) notify the Borrower of such Borrowing Base Deficiency. Within ten (10) days from and after the Borrowing Base Deficiency Notification Date, the Borrower shall notify the Administrative Agent that it shall, at its election, take one of the following actions within ninety (90) days after the occurrence of such Borrowing Base
         Deficiency:

                           (i) it will execute and deliver to the Administrative
                  Agent supplemental or additional Security Documents, in form and substance satisfactory to the Administrative Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional Oil and Gas Properties directly owned by the Borrower or one or more of its Material Subsidiaries which are not then covered by any Security Document and which are of a type and nature, and having a value (as determined by the Administrative Agent and the Required Lenders, and in addition to other Oil and Gas Properties already subject to a Mortgage) and/or other collateral of a type, in an amount, and in all other respects satisfactory to the Administrative Agent and the Required Lenders, sufficient to eliminate the Borrowing Base Deficiency, all as more particularly described in Section 8.1.7(a) and (b), or

                           (ii) it will pay an amount in respect of the
                  Obligations (which shall be applied (or held for application, as the case may be) by the Administrative Agent to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then Letter of Credit Outstandings) in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency.

         If the Borrower shall elect to execute and deliver supplemental or additional Security Documents to the Administrative Agent pursuant to clause (i), it shall provide the Administrative Agent and each Lender with descriptions of the additional assets to be collaterally assigned (together with current valuations, Engineering Reports, Security Documents described in clause (i) and title evidence applicable thereto, each of which shall be in form and substance satisfactory to the Administrative Agent) within thirty (30) days after the Borrowing Base Deficiency Notification Date. Such supplemental or additional Security Documents shall be subject to the terms of Section 8.1.7. If the Borrower fails to take either of the actions described above within such ten (10)-day period, then without any necessity for notice to the Borrower or any other person, the Borrower shall become obligated immediately to pay

         Obligations in an aggregate principal amount equal to the applicable Borrowing Base Deficiency.

                  (b) If the Borrower or any Subsidiary sells, transfers or otherwise disposes of Properties included in the most recent determination of the Borrowing Base and that have an aggregate sales price in excess of three percent (3%) of the then current Borrowing Base during the period from the effective date of the most recent Borrowing Base Determination until the effective date of the next Borrowing Base Determination, the Borrowing Base shall be immediately reduced, until the effective date of the next Borrowing Base Determination, by an amount as reasonably determined by the Administrative Agent and approved by the Required Lenders.

         If such reduction shall result in a Borrowing Base Deficiency, then in lieu of the provisions of clause (a) of Section 3.1.2, the Borrower shall immediately make a payment with respect to the Obligations in an amount equal to such Borrowing Base Deficiency. In addition to and cumulative of the foregoing, if a Borrowing Base Deficiency exists prior to such sale, transfer or other disposition of assets, then in lieu of the provisions of clause(a) of Section 3.1.2, the Borrower shall immediately make a payment with respect to the Obligations (which shall be applied (or held for application, as the case may be) by the Lenders first to the payment of the aggregate unpaid principal amount of those Loans then outstanding, and then to the payment of the then Letter of Credit Outstandings) in an aggregate principal amount equal to the lesser of the amount of the Borrowing Base Deficiency (after giving effect to the applicable sale, transfer or other disposition) or 100% of the sales proceeds from the applicable sale, transfer or other disposition, net of usual and customary fees, expenses and taxes.

         In addition, if the Borrower or any of its Subsidiaries raises capital through the issuance of any type of equity or issues any subordinated debt or senior unsecured debt otherwise permitted by this Agreement, the proceeds of such issuance, net of usual and customary fees, expenses and taxes, will first be applied to cure any Borrowing Base Deficiency.

         SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1. RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the lesser of (I) the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin, and (ii) the Highest Lawful Rate; and

                  (b) on that portion maintained as LIBO Rate Loans, during each Interest Period applicable thereto, equal to the lesser of (I) the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin, and (ii) the Highest Lawful Rate.

Notwithstanding the foregoing limitations pertaining to the Highest Lawful Rate, in the event that the amount payable under this Section 3.2.1 is limited to the Highest Lawful Rate, the Lenders and Issuers shall have the benefit of the provisions of Section 11.15 including Section 11.15(a)(iv).

         SECTION 3.2.2. POST-MATURITY RATES. After (w) the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise, but only so long as such principal amount has not been paid), (x) any other monetary Obligation of the Borrower shall have become due and payable beyond any applicable grace period (including the failure of the Borrower to pay in full the amount of any Reimbursement Obligation on the applicable Disbursement Date, but only so long as such monetary Obligation has not been paid), (y) the date any other Event of Default shall have occurred (and so long as such Event of Default shall be continuing), and (z) the date that is ninety (90) days after a Borrowing Base Deficiency Notification Date, if the applicable Borrowing Base Deficiency has not been cured, the Borrower shall pay, but only to the extent permitted by Applicable Law, interest (after as well as before judgment) on all Obligations at a rate per annum equal to

                  (a) with respect to LIBO Rate Loans for the period from the date such Loan becomes due and payable to the end of the then current Interest Period, the higher of (i) the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin plus a margin of 3%, or (ii) the sum of the Alternate Base Rate plus the Applicable Margin plus a margin of 3%; or

                  (b) in all other cases, the sum of the Alternate Base Rate plus the Applicable Margin plus a margin of 3%.

         SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Stated Maturity Date;

                  (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan and on that portion of such Loan so paid or prepaid;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

                  (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the 90th day of such Interest Period);

                  (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) on that portion of any Loans which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. CLOSING FEE. On the Effective Date, the Borrower agrees to pay to the Administrative Agent, at the closing for the pro rata account of each of the Lenders, an upfront fee in an amount based on each Lender's Percentage of the Total Commitment as the Borrower and the Lenders have previously agreed.

         SECTION 3.3.2. ADMINISTRATIVE AGENT'S FEES. The Borrower shall pay to the Administrative Agent for its own account the fees set forth in the Fee Letter on the respective dates for such payment prescribed in the Fee Letter.

         SECTION 3.3.3. COMMITMENT FEES. The Borrower shall pay to the Administrative Agent, for the pro rata account of each Lender, a Commitment Fee (the "Commitment Fee"), for the period from and including the Effective Date to but not including any Commitment Termination Date, equal to an amount determined in accordance with the utilization of the Borrowing Base as set forth in the definition of "Applicable Margin," of such Lender's Percentage of the daily average Total Commitment less the sum of (i) the aggregate outstanding principal amount of all Loans on such date, plus (ii) the Letter of Credit Outstandings on such date. Accrued

Commitment Fees shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the earlier of any Commitment Termination Date.

         SECTION 3.3.4. LETTER OF CREDIT FACE AMOUNT FEE. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Lender, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires or is fully drawn, at a rate per annum equal to the Applicable Margin (LIBO Rate column) per annum on the Stated Amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on any Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.3.5. LETTER OF CREDIT ISSUANCE FEE. The Borrower shall pay to the Administrative Agent, for the account of the applicable Issuer, a letter of credit issuance fee for each Letter of Credit issued by such Issuer equal to the greater of (x) 1/8 of 1% of the Stated Amount of such Letter of Credit or
(y) $300. Such Letter of Credit fronting fee shall be due and payable on the date of such issuance.

         SECTION 3.3.6. LETTER OF CREDIT ADMINISTRATIVE FEE. The Borrower shall pay to the Administrative Agent, for the account of each Issuer, from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuer relating to letters of credit as from time to time in effect.

         SECTION 3.3.7. ENGINEERING FEES. For each Requested Redetermination in connection with an acquisition of Oil and Gas Properties pursuant to Section 2.7(b)(iii), the Borrower shall pay fees in the amount of $10,000 to the Administrative Agent (for its own account) and $5,000 to each other Lender.

         SECTION 3.4. PROCEEDS ACCOUNT. The Security Documents contain an assignment to the Administrative Agent by the Borrower and its Subsidiaries of all production of Hydrocarbons and all proceeds attributable thereto properly allocable to the Mortgaged Properties. Notwithstanding such assignment of production, the Borrower or such Subsidiaries, as applicable, may, until the Administrative Agent shall give notice to the contrary, receive such proceeds. Thereafter, all such proceeds from the sale of such production shall be paid directly into an account of the Borrower maintained with the Administrative Agent (the "Proceeds Account"). The Borrower hereby grants to the Administrative Agent a security interest in the Proceeds Account and all proceeds thereof.

                                   ARTICLE IV

                                LETTERS OF CREDIT

         SECTION 4.1. ISSUANCE REQUESTS. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon (Dallas time), the Borrower may request, from time to time prior to any Commitment Termination Date, and on not less than three (3) nor more than ten (10) Business Days' notice, that such Issuer issue an irrevocable standby letter of credit in such form as may be mutually agreed by the Borrower and such Issuer (each a "Letter of Credit"), in support of financial or performance obligations of the Borrower incurred in the Borrower's ordinary course of business and which are described in such Issuance Request. Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Lenders and the Issuer thereof. Each Letter of Credit shall by its terms:

                  (a) be issued in a Stated Amount which

                           (i) is at least $50,000;

                           (ii) does not exceed (or would not exceed) the then
                  Letter of Credit Availability;

                  (b) be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of (i) one (1) year after its date of issuance, or (ii) the Stated Maturity Date; and

                  (c) on or prior to its Stated Expiry Date

                           (i) terminate immediately upon notice to the Issuer
                  from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, or

                           (ii) reduce in part immediately and to the extent the
                  beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part.

So long as no Default has occurred and is continuing, by delivery to the Administrative Agent and to the applicable Issuer of an Issuance Request at least five (5) but not more than ten (10) Business Days prior to the Stated Expiry Date of any Letter of Credit, the Borrower may request such Issuer to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of one (1) year from its date of extension, the Stated Maturity Date or the Commitment Termination Date.

         SECTION 4.2. ISSUANCES AND EXTENSIONS. On the terms and subject to the conditions of this Agreement (including Article VI), the applicable Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. Each Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and will promptly provide the Administrative Agent and each of the Lenders with a copy of such Letter of Credit) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

         The Issuer is under no obligation to issue any Letter of Credit if:

                  (a) any order, judgment or decree of any Government Agency or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such Letter of Credit, or any requirement of Applicable Law or any request or directive (whether or not having the force of law) from any Government Agency with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;

                  (b) one or more of the applicable conditions contained in
         Article VI is not then satisfied;

                  (c) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

                  (d) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuer, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuer;

                  (e) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

                  (f) such Letter of Credit is in a face amount denominated in a currency other than Dollars.

         The International Standby Practices as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

         SECTION 4.3. LENDERS' PARTICIPATION. Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof, if it is a Lender) pro rata according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 4.5, or which have been reimbursed by the Borrower but must be returned, restored or disgorged by such Issuer for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the Letter of Credit fees received by the Administrative Agent pursuant to Section 3.3.4, with respect to each Letter of Credit. In the event that the Borrower shall fail to reimburse any Issuer, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in
Section 4.5 and in an amount equal to the amount of any drawing honored by such Issuer under a Letter of Credit issued by it, or in the event such Issuer must for any reason return or disgorge such reimbursement, such Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to such Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of such Issuer specified in such notice not later than 11:00 a.m. (Dallas time) on the Business Day (under the laws of the jurisdiction of such Issuer) after the date notified by such Issuer. In the event that any Lender fails to make available to such Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three (3) Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus 3%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this
Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Issuer. Each Issuer shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by such Issuer such other Lender's Percentage of all payments received by such Issuer from the Borrower in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received.

         SECTION 4.4. DISBURSEMENTS. Each Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. In paying any drawing under a Letter of Credit, the applicable Issuer shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Prior to 12:00 noon (Dallas time) on the Disbursement Date, the Borrower will reimburse the applicable Issuer for all amounts which have been disbursed under the Letter of Credit. To the extent the applicable Issuer is not reimbursed in full in accordance with the preceding sentence, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate, plus the Applicable Margin, plus a margin of 3% per annum, payable on demand. In the event the applicable Issuer is not reimbursed by the Borrower on the Disbursement Date, or if such Issuer must for any reason return or disgorge such reimbursement, the Lenders (including such Issuer) shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans, which are Base Rate Loans, as provided in Section 2.1.1, bearing interest at the rate provided in Section 3.2.2 (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount); provided, however, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

         SECTION 4.5. REIMBURSEMENT. The Borrower's obligation (a "Reimbursement Obligation") under Section 4.4 to reimburse the applicable Issuer with respect to each Disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against such Issuer or any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the applicable Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such

Disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit;

         SECTION 4.6. DEEMED DISBURSEMENTS. Upon the occurrence of any Commitment Termination Date, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the applicable Issuer, acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by such Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by such Issuer to the Administrative Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse such Issuer the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by such Issuer from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by such Issuer. At any time when such Letters of Credit shall terminate and all Obligations to such Issuer are either terminated or paid or reimbursed to such Issuer in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from such Issuer), and such Issuer will return to the Borrower the excess, if any, of

                  (a) the aggregate amount deposited by the Borrower with such Issuer and not theretofore applied by such Issuer to any Reimbursement Obligation over

                  (b) the aggregate amount of all Reimbursement Obligations to such Issuer pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, such Issuer shall return to the Borrower all amounts then on deposit with such Issuer pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by such Issuer as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by such Issuer.

         SECTION 4.7. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuer nor any Lender (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise;

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof;

                  (f) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit;

                  (g) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letters of Credit or any unrelated transaction;

                  (h) any payment by the applicable Issuer under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the applicable Issuer under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding; or

                  (i) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted any Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by any Issuer or any Lender in good faith with respect to any Letter of Credit shall be binding upon the Borrower and shall not put such Issuer or such Lender under any resulting liability to the Borrower.

         SECTION 4.8. INCREASED COSTS; INDEMNITY. If by reason of

                  (a) any change after the Effective Date in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement, or

                  (b) compliance by any Issuer or any Lender with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority, including Regulation D of the F.R.S. Board:

                           (i) any Issuer or any Lender shall be subject to any
                  tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Article IV, whether directly or by such being imposed on or suffered by any Issuer or any Lender;

                           (ii) any reserve, deposit or similar requirement is
                  or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by any Issuer or participations therein purchased by any Lender; or

                           (iii) there shall be imposed on any Issuer or any
                  Lender any other condition regarding this Article IV or any Letter of Credit or any participation therein,

and the result of the foregoing is directly or indirectly to increase the cost to any Issuer or such Lender of issuing or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by any Issuer, then and in any such case any such Issuer or any such Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Administrative Agent and the Borrower thereof, and the Borrower shall, on demand, pay such amounts as any Issuer or such Lender may specify to be necessary to compensate any Issuer or such Lender for such additional cost or reduced receipt, together with interest at a rate equal to the Alternate Base Rate plus the Applicable Margin on such amount from the date demanded until the fifth Business Day after such demand and thereafter at a rate equal at all times to the Alternate Base Rate plus the Applicable Margin, plus 3% per annum until payment in full thereof. The determination by any such Issuer or any such Lender, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

         In addition to amounts payable as elsewhere provided in this Article IV, the Borrower hereby indemnifies, exonerates and holds each Issuer, the Administrative Agent and each Lender harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether such Issuer, the Administrative Agent or such Lender is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which such Issuer, the Administrative Agent or such Lender may incur or be subject to as a consequence, direct or indirect, of

                  (a) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of such Issuer as determined by a court of competent jurisdiction, or

                  (b) the failure of such Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Agency.


                                    ARTICLE V

                   CERTAIN INTEREST RATE AND OTHER PROVISIONS


         SECTION 5.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower, the Administrative Agent and the other Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation by any governmental or other regulatory authority charged with the administration thereof of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert into any such LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent and the Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion; provided that if circumstances subsequently change so that such Lender shall not continue to be so affected, such Lender shall by notice to the Borrower reinstate such obligations to make, convert, maintain or continue loans as, or into, LIBO Rate Loans.

         SECTION 5.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

                  (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 5.3. INCREASED LIBO RATE LOAN COSTS, ETC. If by reason of

                  (a) after the Effective Date, any change in Applicable Law or any change in the interpretation or application by any judicial or regulatory authority of any Applicable Law, or

                  (b) compliance by any Lender or any Issuer with any direction, request or requirement (whether or not having the force of law) of any Government Agency, including Regulation D of the F.R.S. Board:

                           (i) any Lender or any Issuer shall be subject to any
                  tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to any payment due under any LIBO Rate Loan or other amounts due under this Agreement, whether directly or by such being imposed on or suffered by such Lender or any Issuer;

                           (ii) any reserve, deposit or similar requirement is
                  or shall be applicable, increased, imposed or modified in respect of any extensions of credit or other assets of, or any deposits with or other liabilities of, any Lender or Loans made by such Lender or any Issuer or Letters of Credit issued by such Issuer, or against any other funds, obligations or other property owned or held by such Lender or such Issuer and such Lender or such Issuer actually incurs such additional costs; or

                           (iii) there shall be imposed on any Lender or any
                  Issuer any other condition affecting this Agreement (or any of such extensions of credit or liabilities),

and the result of the foregoing is directly or indirectly to increase the cost to such Lender of making, continuing or such Issuer of issuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting or such Issuer (or of its obligation to convert) any Loans into, LIBO Rate Loans, or of the Issuer issuing or maintaining any Letter of Credit or to reduce any amount receivable in respect thereof by such Lender or such Issuer, then and in any such case such Lender or such Issuer may, at any time after the additional cost is incurred or the amount received is reduced, notify the Administrative Agent and the Borrower thereof, and the Borrower shall pay on demand such amounts as such Lender or such Issuer may specify to be necessary to compensate such Lender or such Issuer for such additional cost or reduced receipt, together with interest at a rate equal to the Alternate Base Rate plus the Applicable Margin on such amount from the date demanded until the fifth Business Day after such demand and thereafter at a rate equal at all times to the Alternate Base Rate plus the Applicable Margin plus 3% per annum until payment in full thereof. The determination by such Lender or such Issuer of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

         SECTION 5.4. FUNDING LOSSES. In the event any Lender or any Issuer shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or such Issuer to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         Section 3.1 or otherwise;

                  (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor by reason of any act or omission by the Borrower or failure of a condition precedent to be satisfied; or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor by reason of any act or omission by the Borrower, then, upon the written notice of such Lender or such Issuer to the Borrower (with a copy to the Administrative Agent), the Borrower shall pay directly to such Lender or such Issuer such amount as will (in the reasonable determination of such Lender or such Issuer) reimburse such Lender or such Issuer for such loss or expense, together with interest at a rate equal to the Alternate Base Rate plus the Applicable Margin on such amount from the date demanded until the fifth Business Day after such demand and thereafter at a rate equal at all times to the Alternate Base Rate plus the Applicable Margin plus 3% per annum until payment in full thereof. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.5. INCREASED CAPITAL COSTS. If, after the Effective Date, any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any Applicable Law of any Government Agency affects or would affect the amount of capital required or expected to be maintained by any Issuer or any Lender or any Person controlling such Issuer or such Lender, and such Issuer or such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit issued by or the Loans made by such Issuer or such Lender is reduced to a level below that which such Issuer or such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Issuer or such Lender to the Borrower and the Administrative Agent, the Borrower shall immediately pay directly to such Issuer or such Lender additional amounts sufficient to compensate such Issuer or such Lender or such controlling Person for such reduction in rate of return. A statement of such Issuer or such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Issuer or such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

         SECTION 5.6. TAXES.

         (a) All payments by the Borrower of principal of, and interest on, the Loans or Letters of Credit and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's or any Issuer's net income, receipts, total assets, net worth or shareholders' capital (such non-excluded items being called

"Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower will

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (iii) pay to the Administrative Agent for the account of the Lenders or Issuers such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender or each Issuer will equal the full amount such Lender or such Issuer would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender or any Issuer with respect to any payment received by the Administrative Agent or such Lender or such Issuer hereunder, the Administrative Agent or such Lender or such Issuer may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent for the account of the Lenders the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders and Issuers for any incremental Taxes, interest, expenses or penalties that may become payable by any Lender or any Issuer as a result of any such failure, whether or not such Taxes or liabilities were correctly or legally asserted. Payment under this indemnity shall be made within thirty (30) days after the date the Administrative Agent makes written demand therefore. For purposes of this Section 5.6, a distribution hereunder by the Administrative Agent or any Lender or any Issuer to or for the account of any Lender or any Issuer shall be deemed a payment by the Borrower.

         (c) Notwithstanding the foregoing provisions of this section, the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax laws effected after the Effective Date) from interest, fees or other amounts payable hereunder for the account of any Lender, other than a Lender (i) who is a U.S. person for Federal income tax purposes or
(ii) who has the Prescribed Forms (defined below) on file with Administrative Agent (with copies provided to the Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of such Prescribed Forms, provided that if the Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Administrative Agent and such Lender, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender may reasonably request for assisting such Lender to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Lender providing the forms or statements, (y) the Code, or (z) any applicable rules or regulations thereunder, permit the Borrower to make payments hereunder for the account of such Lender free of such deduction or withholding of income or similar taxes.

         SECTION 5.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders or Issuers entitled to receive such payment. All such payments shall be made without setoff, deduction or counterclaim, not later than 11:00 a.m. (Dallas time) on the date due, in same day or immediately available funds, to such account with the Administrative Agent in Dallas, Texas as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. The Administrative Agent shall promptly remit in same day funds to each Lender or each Issuer its share, if any, of such payments received by the Administrative Agent for the account of such Lender or such Issuer. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fees is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 5.8. SHARING OF PAYMENTS. If any Lender or Issuer shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 5.3, 5.4 and 5.5) or Letter of Credit (other than pursuant to Section 4.8) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders or Issuers such participations in Loans made by them and/or Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender or Issuer, the purchase shall be rescinded and each Lender or each Issuer which has sold a participation to the purchasing Lender or Issuer shall repay to the purchasing Lender or Issuer, the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's or such Issuer's ratable share (according to the proportion of

                  (a) the amount of such selling Lender's or such Issuer's required repayment to the purchasing Lender or Issuer to

                  (b) the total amount so recovered from the purchasing Lender or Issuer)

of any interest or other amount paid by the purchasing Lender or Issuer in respect of the total amount so recovered. The Borrower agrees that any Lender or any Issuer so purchasing a participation from another Lender or any Issuer pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such participation as fully as if such Lender or such Issuer were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender or any Issuer receives a secured claim in lieu of a setoff to which this Section applies, such Lender or such Issuer shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders or Issuers entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.9. SETOFF. Each Lender and each Issuer shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Administrative Agent, each Lender and each Issuer a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by the Administrative Agent, each Lender and each Issuer, including without limitation, the Proceeds Account. The Administrative Agent, each Lender and each Issuer agree promptly to notify the Borrower after any such setoff and application made by the Administrative Agent or such Lender or such Issuer; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each Issuer under this Section 5.9 are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which the Administrative Agent or such Lender or such Issuer may have.

         SECTION 5.10. USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing only in accordance with Section 2.8; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U, X or T; provided, however, the Borrower may own, and may use proceeds of the Loans to acquire, "margin stock" (as such term is defined in F.R.S. Board Regulation U, X or T) so long as the amount paid for such margin stock does not exceed the lesser of (i) five percent (5%) of the Borrowing Base at the time of such acquisition, and (ii) twenty-five percent (25%) (or such lesser percentage as may be required by then Applicable Law) of the value of the Borrower's assets.

         SECTION 5.11. CHANGE OF LENDER.

                  (a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 4.8, 5.1, 5.3, 5.5 or 5.6 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for its Loan (provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage) with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this subsection shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 4.8, 5.1, 5.3, 5.5 and 5.6.

                  (b) If any Lender elects to pass through to the Borrower any charge or cost under Sections 4.8, 5.3, 5.5 or 5.6, and no Default exists, the Borrower may elect to terminate such Lender as a party to this Agreement; provided that, prior to or concurrently with such termination, the Borrower must either (i) if the Administrative Agent and each non-terminated Lender consent, pay to the terminated Lender all principal, interest, fees, costs and other Obligations owed to such Lender and accrued through the date of termination (including reimbursement of any funding losses of the type described in Section
         5.4 that are incurred because of such termination) and terminate such Lender's Commitment, or (ii) arrange for one or more Eligible Assignees to purchase the rights and duties of the terminated Lender pursuant to
         Section 11.11.1, in
         which event the terminated Lender will assign all of such rights and duties to such Eligible Assignees. Prior to arranging for any Person other than an existing Lender to be such an Eligible Assignee, the Borrower shall notify the other Lenders of its intention to replace the terminated Lender and, during the sixty day period after such notice, the other Lenders shall have a right of first refusal to purchase the rights and duties of the terminated Lender, pro rata in accordance with their respective Percentages.



                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION 6.1. INITIAL CREDIT EXTENSION. The obligation of each Lender and each Issuer to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.

         SECTION 6.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from the Borrower a certificate, dated the date of the initial Credit Extension, of the respective Secretary or Assistant Secretary of each of the Borrower, Future California and the Partners, for themselves and on behalf of the Partnership Subsidiaries, as to

                  (a) resolutions of the respective Boards of Directors of the Borrower, Future California and the Partners then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by each of them;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by each of them;

                  (c) the Organic Documents of the Borrower, Future California, the Partners and the Partnership Subsidiaries; and

                  (d) evidence that each of the Borrower, Future California, the Partners and the Partnership Subsidiaries is in good standing under the laws of the jurisdiction of its respective organization and, as to the Future California and the Partnership Subsidiaries, each of the jurisdictions where the Mortgaged Properties are located, upon which certificate the Administrative Agent, the Lenders and the Issuers may conclusively rely until the Administrative Agent shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

         SECTION 6.1.2. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender, its Note duly executed and delivered by the Borrower.

         SECTION 6.1.3. GUARANTIES. The Administrative Agent shall have received executed counterparts of the Guaranties, or ratifications or amendments and restatements of Guaranties previously delivered under the Existing Credit Agreement, dated as of the date hereof, duly executed by each of the Material Subsidiaries.

         SECTION 6.1.4. PLEDGE AGREEMENTS. The Administrative Agent shall have received executed counterparts of the Pledge Agreements, or ratifications or amendments and restatements of Pledge Agreements previously delivered under the Existing Credit Agreement, dated as of the date hereof, duly executed by (a) the Borrower pledging 100% of the Capital Stock of each of the Partners and Future California, (b) each of the Partners, pledging all of its respective partnership interests in each of the Partnership Subsidiaries, and (c) the Borrower and any of its Subsidiaries, as applicable, pledging 65% of the Capital Stock or partnership interests of each of the foreign Material Subsidiaries of the Borrower or its Subsidiaries, together with the certificates, evidencing all of the issued and outstanding shares of Capital Stock or partnership interests pledged pursuant to the Pledge Agreements, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreements are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Article 8 and/or Article 9 of the Uniform Commercial Code, as in effect in the State of Texas, and, as applicable, with evidence of completion (or satisfactory arrangement for the completion) of all filings and recordings of the Pledge Agreements as may be necessary, or in the reasonable opinion of the Administrative Agent, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

         SECTION 6.1.5. SECURITY AGREEMENT. The Administrative Agent shall have received executed counterparts of the Security Agreement, or ratifications or amendments and restatements of Security Agreements previously delivered under the Existing Credit Agreement, dated as of the date hereof, duly executed by the Borrower and its Material Subsidiaries, together with

                  (a) executed copies of Uniform Commercial Code financing statements or amendments to existing financing statements (Forms UCC-1 or UCC-2), in proper form for filing, naming the Borrower as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement;

                  (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from the Borrower; and

                  (c) a Uniform Commercial Code Request for Information or Copies (UCC Form 11) or similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial borrowing, listing all effective financing statements which name the Borrower, its Subsidiaries and each other Obligor (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which shall cover any collateral described in the Security Agreement), other than financing statements in favor of Bank of America and financing statements previously delivered to Bank of America.

         SECTION 6.1.6. AMENDMENT TO EXISTING MORTGAGES. The Administrative Agent shall have received counterparts of amendments or amendments and restatements of the Existing Mortgages, adding the Obligations to the obligations secured by the Existing Mortgages, dated as of a recent date, duly executed by the Borrower and its Material Subsidiaries, as applicable.

         SECTION 6.1.7. OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, dated the date of the initial Credit Extension and addressed to the Administrative Agent, the Issuer and all the Lenders, from

                  (a) Haynes and Boone, LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit H hereto; and

                  (b) Title counsel listed on Schedule VI hereto, as to the Mortgaged Properties listed on Schedule VI hereto, substantially in the form of Exhibit I-1 hereto.

         SECTION 6.1.8. UCC SEARCHES. The Administrative Agent shall have received certified copies of Uniform Commercial Code Request for Information or Copies (UCC Form 11) or similar search reports certified by a party acceptable to the Administrative

Agent, dated a date reasonably near to the date of the initial Credit Extension, listing all effective financing statements which name the Borrower, its Subsidiaries and each other Obligor (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in the States of California, Texas, Oklahoma, New Mexico and Louisiana in which the Existing Mortgages were filed and the New Mortgages will be filed, together with copies of such financing statements (none of which shall cover any collateral described in the Existing Mortgages or the New Mortgages) other than financing statements in favor of Bank of America and financing statements previously delivered to Bank of America and approved.

         SECTION 6.1.9. EVIDENCE OF INSURANCE. The Administrative Agent shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents.

         SECTION 6.1.10. ENGINEERING REPORT. The Administrative Agent shall have received an Engineering Report, dated as of January 1, 1999, from T.J. Smith & Company, as to the Mortgaged Properties included in the initial determination of the Borrowing Base.

         SECTION 6.1.11. ENVIRONMENTAL REPORT AND QUESTIONNAIRE. The Administrative Agent shall have received copies of existing Phase I environmental assessments in the Borrower's possession with respect to the Mortgaged Properties and completed and current environmental disclosure questionnaires and such other information with respect to the ownership and past use of the Mortgaged Properties included in the initial determination of the Borrowing Base as the Administrative Agent and the Lenders may reasonably request, and such reports and questionnaire shall be satisfactory in form, substance and scope to the Administrative Agent and the Lenders.

         SECTION 6.1.12. BUDGET. The Administrative Agent shall have received a budget for the Borrower for the following twelve (12) month period, in form, scope and detail reasonably satisfactory to the Administrative Agent and the Required Lenders.

         SECTION 6.1.13. FINANCIAL STATEMENTS. The Administrative Agent shall have received a consolidated balance sheet, income and cash flow statements and statement of stockholders' equity of the Borrower and its consolidated Subsidiaries for the years 1997 and 1998, audited by PriceWaterhouseCoopers LLP and prepared in accordance with GAAP.

         SECTION 6.1.14. CONSENTS, ETC. The Administrative Agent shall have received certified copies of all documents evidencing any necessary Consents and Mortgage

Consents in connection with this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 6.1.15. SHAREHOLDER ACKNOWLEDGMENT. The Administrative Agent shall have received duly executed counterparts of an acknowledgment and consent, in form and substance satisfactory to the Administrative Agent, from the Borrower and each Initial Holder to the effect that each of them acknowledges and agrees that (a) the Restricted Payment Test under this Agreement requires that, prior to making any Distribution Payment with respect to the Series B Preferred, the Borrower must obtain the consent of all of the Lenders, and (b) notwithstanding the terms of any agreement between such Initial Holder and the Borrower, without the prior written consent of all of the Lenders, no redemption of any of the Series B Preferred shall be requested, required or exercised so long as any of the Obligations remain unpaid or unperformed.

         SECTION 6.1.16. COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower stating that all representations and warranties contained in Article VII are true and correct in all material respects as of the Effective Date.

         SECTION 6.1.17. AMENDED SECURITY DOCUMENTS, ETC. The Administrative Agent shall have received all documents, instruments and agreements amending, supplementing or modifying the mortgages, security agreements, pledge agreements, guaranties and other loan documents previously given under the Existing Credit Agreement to provide that such documents, instruments and agreements secure the Obligations, in each case pursuant to instruments in form and substance satisfactory to the Administrative Agent and its counsel.

         SECTION 6.1.18. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received, for its own account, or for the account of each Lender, as the case may be, all reasonable fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3, if then invoiced.

         SECTION 6.1.19. OTHER DOCUMENTS. The Administrative Agent and each Lender shall have received such other instruments and documents as it may reasonably request.

         SECTION 6.2. INCLUSION OF HYDROCARBON INTERESTS IN THE BORROWING BASE. The inclusion of any additional Hydrocarbon Interests in the Borrowing Base is subject to the following conditions having been satisfied and receipt by the Administrative Agent and the Required Lenders of the following documents, in each case with respect to each Hydrocarbon Interests and related Oil and Gas Properties which the Borrower requests be included in the Borrowing Base, each of which conditions and documents shall be satisfactory to the Administrative Agent and the Required Lenders in form and substance.

         SECTION 6.2.1. ENVIRONMENTAL REPORT AND QUESTIONNAIRE. The Administrative Agent shall have received Phase I environmental assessments as of a recent date prepared by an environmental consulting firm as shall be acceptable to the Administrative Agent, a completed environmental disclosure questionnaire and such other information with respect to the ownership and past use of the Mortgaged Properties relating to such Hydrocarbon Interests as the Administrative Agent and the Lenders may reasonably request, and such reports and questionnaire shall be satisfactory in form, substance and scope to the Administrative Agent and the Required Lenders.

         SECTION 6.2.2. MORTGAGE. The Administrative Agent shall have received counterparts of a Mortgage relating to such Hydrocarbon Interests and related Oil and Gas Properties, dated as of a recent date, duly executed by the Borrower and/or its Subsidiaries, as applicable, together with

                  (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

                  (b) favorable mortgagee's title opinions in favor of the Administrative Agent (in form and substance and issued by title counsel satisfactory to the Administrative Agent, substantially in the form of
         Exhibit I-2 hereto), with respect to the Property purporting to be covered by the Mortgage setting forth the working interest and net revenue interest of the Borrower or its Subsidiary in such Properties and opining that the Borrower's or such Subsidiary's title to such property is good and marketable and valid and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than encumbrances permitted by Section 8.2.3 or otherwise as approved by the Administrative Agent; and

                  (c) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

         SECTION 6.2.3. UCC SEARCHES. The Administrative Agent shall have received Uniform Commercial Code Requests for Information or Copies (UCC Form
11) or similar search reports certified by a party acceptable to the Administrative Agent, dated as of a recent date, listing all effective financing statements which name each Obligor (under its present name and any previous names) pledging such additional Hydrocarbon Interests as the debtor and which are filed in the jurisdictions in which a Mortgage is to be filed, together with copies of such financing statements (none of which shall cover any collateral described in any such Mortgage) other than financing statements in favor of Administrative Agent and financing statements previously delivered to Administrative Agent and approved.

         SECTION 6.2.4. EVIDENCE OF INSURANCE. The Administrative Agent shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents with respect to the Hydrocarbon Interests and related Oil and Gas Properties being added to the Borrowing Base.

         SECTION 6.2.5. ENGINEERING REPORTS. The Administrative Agent and the Lenders shall have received an Engineering Report, dated as of a recent date from a petroleum engineer acceptable to the Administrative Agent, as to the Hydrocarbon Interests being added to the Borrowing Base.

         SECTION 6.2.6. MATERIAL CONTRACTS; SECURITY AGREEMENT. The Administrative Agent shall have received true and correct copies, certified by the Borrower, and approved the form and substance of, each Material Contract related to the Hydrocarbon Interests being added to the Borrowing Base. Further, if requested, the Administrative Agent shall have received duly executed counterparts of a Security Agreement, or, if applicable, amendments to an existing Security Agreement, providing that such Material Contracts shall be collateral for the Obligations (and if requested, such Material Contracts shall by their terms be assignable to the Administrative Agent as collateral for the Obligations) and all required Consents and Mortgage Consents.

         SECTION 6.2.7. GUARANTIES. The Administrative Agent shall have received duly executed counterparts of a Guaranty from any Material Subsidiary of the Borrower which is adding Hydrocarbon Interests to the Borrowing Base, unless such a Guaranty has already been obtained in connection with a previous addition to the Borrowing Base.

         SECTION 6.2.8. PLEDGE AGREEMENT. The Administrative Agent shall have received duly executed counterparts of a Pledge Agreement from the Borrower or any of its Subsidiaries pledging the Capital Stock or partnership interests of each Material Subsidiary that is acquiring or owns Hydrocarbon Interests being added to the Borrowing Base, unless such a Pledge Agreement has already been obtained, accompanied by the original share certificate evidencing such Capital Stock or partnership interests and executed stock powers (in blank) and the evidence of satisfactory arrangement for the completion of all filings and recordings of the Pledge Agreement as may be necessary or, in the reasonable opinion of the Lender, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

         SECTION 6.2.9. OTHER DOCUMENTS. The Administrative Agent shall have received such other instruments and documents as it may reasonably request, including pursuant to Section 8.1.7.

         SECTION 6.3. ALL CREDIT EXTENSIONS. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.3.

         SECTION 6.3.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Borrowing) the following statements shall be true and correct

                  (a) the representations and warranties set forth in Article VII (excluding, however, those contained in Section 7.9) shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to Section 7.9

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which has or might reasonably be expected to have a Material Adverse Effect; and

                           (ii) no development shall have occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.9 which has or might reasonably be expected to have a Material Adverse Effect; and

                  (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any other Obligor shall be in material violation of any Applicable Law or court order or decree if such violation has or might reasonably be expected to have a Material Adverse Effect.

         SECTION 6.3.2. CREDIT REQUEST. The Administrative Agent shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in Section 6.3.1 are true and correct.

         SECTION 6.3.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent, each Issuer and each Lender to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, the Borrower represents and warrants unto the Administrative Agent, each Issuer and each Lender as set forth in this Article VII.

         SECTION 7.1. ORGANIZATION, ETC. The Borrower is a Texas corporation and each of its Subsidiaries is a corporation or limited partnership, validly organized and existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation or limited partnership, as the case may be, in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite Approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it (other than where failure to be so qualified or in good standing or failure to hold such licenses, permits and other approvals would not reasonably be expected to have a Material Adverse Effect). On the Effective Date, the Principal Shareholders own, on a fully diluted basis, not less than 63% of the issued and outstanding shares of the Capital Stock of the Borrower. The Initial Holders own all of the Series B Preferred. Other than the Series B Preferred, no holder of any of the Capital Stock of the Borrower is entitled to receive any Distribution Payment as a matter of right, and all Distribution Payments to all shareholders of the Borrower (other than the holders of Series B Preferred) may be made or not at the discretion of the Borrower. The Borrower is the sole shareholder of Future California and each of the Partners. The Partners are the sole partners of the Partnership Subsidiaries. On the Effective Date, the Borrower has no Subsidiaries other than those listed in Schedule II.

         SECTION 7.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower and each other Obligor of this Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate (or partnership or other, as the case may be) powers, have been duly authorized by all necessary corporate (or partnership or other, as the case may be) action, and do not

                  (a) contravene the Borrower's or such Obligor's Organic Documents;

                  (b) contravene or result in any violation of or default under any Applicable Law or any contractual restriction, court decree or order, in each case binding on or affecting the Borrower or any other Obligor or any of their respective Properties, businesses, assets or revenues, including the Certificate of Designations of Cumulative Redeemable Preferred Stock, Series B issued by the Borrower, the Shareholders' Agreement or the Stock Purchase Agreement; or

                  (c) result in, or require the creation or imposition of, any Lien on (except for the Liens of the Loan Documents) any of the Borrower's or any other Obligor's respective Properties, businesses, assets or revenues.

         SECTION 7.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any Government Agency or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party.

         SECTION 7.4. INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 7.5. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 7.6. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower or any of its Subsidiaries will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower or such Subsidiaries, as applicable, enforceable in accordance with their respective terms, and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

         SECTION 7.7. FINANCIAL INFORMATION. Each of (i) the audited consolidated balance sheet of the Borrower and each of its consolidated Subsidiaries as at December 31, 1998, and the related consolidated audited statements of operations and cash flow of the Borrower and such Subsidiaries, and (ii) the unaudited consolidated balance sheet of the Borrower and each of its consolidated Subsidiaries as at June 30, 1999, and the related consolidated unaudited statements of operations and cash flow of the Borrower and such Subsidiaries, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the partnerships and corporations covered thereby as at the date thereof and the results of their audited operations for the period then ended.

         SECTION 7.8. NO MATERIAL ADVERSE CHANGE. Since the date of the audited financial statements described in Section 7.7, there has been no change in the financial condition, operations, assets, business, Properties or prospects of the Borrower or its Subsidiaries that has or might reasonably be expected to have a Material Adverse Effect. As at June 30, 1999, the Tangible Net Worth of the Borrower and its consolidated Subsidiaries was not less than $52,440,614.

         SECTION 7.9. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective Properties, businesses, assets or revenues, which has or might reasonably be expected to have a Material Adverse Effect, except as disclosed in Item 7.9 ("Litigation") of the Disclosure Schedule.

         SECTION 7.10. OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries has good and marketable title to its Properties (including, without limitation, all Hydrocarbon Interests), free and clear of all Liens except (a) those referred to in the financial statements referred to in Section 7.7, (b) as disclosed to the Lenders in the Disclosure Schedule or (c) as permitted by
Section 8.2.3. After giving full effect to all Liens permitted under Section 8.2.3, the Borrower and its Subsidiaries own the net interests in Hydrocarbons produced from the Oil and Gas Properties as reflected in the most recent Engineering Report, and neither the Borrower nor any of its Subsidiaries is obligated to bear costs or expenses in respect of the Oil and Gas Properties in excess of its working interest percentage as reflected in the most recent Engineering Report. The Administrative Agent has received currently effective, duly executed Mortgages and other Loan Documents encumbering Oil and Gas Properties constituting at least 90% of the amount of Proven Reserves to which value is given in the determination of the current Borrowing Base.

         SECTION 7.11. TAXES. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by Applicable Law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.12. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 7.12 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 7.13. COMPLIANCE WITH LAW. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any Applicable Law of, or the terms of any Approval issued by, any Government Agency; or (b) has failed to obtain any Approval necessary to ownership of any of their respective Properties or the conduct of their respective business (including without limitation any such authorization from the Federal Energy Regulatory Commission, the Minerals Management Service or any state conservation commission or similar body); which violation or failure could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.14. CLAIMS AND LIABILITIES. Except as disclosed to the Lenders in Item 7.14 ("Claims and Liabilities") of the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid, would have a Material Adverse Effect. Except as disclosed to the Lenders in Item 7.14 of the Disclosure Schedule, no claims exist against the Borrower or any of its Subsidiaries for gas imbalances which claims if adversely determined would have a Material Adverse Effect. No purchaser of product supplied by the Borrower or any of its Subsidiaries has any claim against the Borrower or any of its Subsidiaries for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined would have a Material Adverse Effect.

         SECTION 7.15. NO PROHIBITION ON PERFECTION OF SECURITY DOCUMENTS. None of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the

Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection of the Liens evidenced and created by any of the Loan Documents.

         SECTION 7.16. SOLVENCY. Neither the Borrower nor any of its Subsidiaries is "insolvent", as such term is used and defined in the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq.

         SECTION 7.17. ENVIRONMENTAL WARRANTIES. As a reasonable and prudent operator of oil and gas producing properties, in the ordinary course of its business, the Borrower has conducted, with respect to its existing Oil and Gas Properties, and, on an ongoing basis, conducts a review of the effect of Environmental Laws on business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for Remedial Action or other clean-up or closure of Properties presently owned or operated, any capital or operating expenditures required for Remedial Action or otherwise to achieve or maintain compliance with environmental protection standards imposed by Environmental Law or as a condition of any Approval or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that, except as disclosed in Item 7.17 ("Environmental Matters") of the Disclosure Schedule, to the best of its knowledge after due inquiry:

                  (a) all facilities and Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries have been, and continue to be, owned, leased or operated by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or threatened

                           (i) claims, complaints, notices or inquiries to, or
                  requests for information received by, the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, that, singly or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect, or

                           (ii) claims, complaints, notices or inquiries to, or
                  requests for information received by, the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or

                  Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect;

                  (c) there have been no Releases of Hazardous Materials at, on or under any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (d) each of the Borrower or any of its Subsidiaries has been issued and is in compliance with all Approvals relating to environmental matters and necessary or desirable for its business (other than where failure to so obtain or be in compliance with such Approvals and other Approvals would not reasonably be expected to result in a Material Adverse Effect);

                  (e) no Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any other federal or state list of sites requiring investigation or clean-up;

                  (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any federal or state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (h) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

                  (i) no condition exists at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law that, singly or in the aggregate have, or may reasonably be expected to have a Material Adverse Effect.

         SECTION 7.18. REGULATIONS T, U AND X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X, so long as the amount paid for such margin stock does not exceed the lesser of (i) five-percent (5%) of the Borrowing Base at the time of such acquisition, and (ii) twenty-five percent (25%) (or such lesser percentage as may be required by then Applicable Law) of the value of the Borrower's assets. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 7.19. INSURANCE. The Borrower and its Subsidiaries have the benefit of the insurance coverage described in the certificates of insurance delivered pursuant to Section 6.1.9 and required to be maintained pursuant to
Section 8.1.4.

         SECTION 7.20. YEAR 2000 COMPLIANCE.

                  (a) The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications (as well as imbedded microchips) used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable.

                  (b) The Borrower reasonably believes that all computer applications (including those of its and its Subsidiaries' suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

         SECTION 7.21. ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent, the Issuers or the Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby (including without limitation each Engineering Report) is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Administrative Agent, the Issuers or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lenders, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. It is understood and agreed, however, that (i) each Engineering Report is necessarily based upon economic assumptions and professional opinions, estimates, and projections, (ii) any financial projection which the Borrower or any of the Borrower's representatives has provided or may provide in connection with the transactions contemplated hereby (the "Projections") are similarly based on economic assumptions, opinions and estimates, (iii) the Borrower makes no representation or warranty that such assumptions, opinions, estimates and projections will ultimately prove to have been accurate, (iv) the Borrower makes no representation or warranty with respect to any price or cost projections furnished by the Administrative Agent or any Lender for use in preparing any Engineering Report, and (v) no representation or warranty is made with respect to the extent or value of any Hydrocarbon Interests to which no Proven Reserves are attributed, so long as such Hydrocarbon Interests are not shown in or covered by any Engineering Report as constituting Proven Reserves; provided that, notwithstanding the foregoing limitations concerning Projections, the Borrower represents and warrants, with respect to all Projections that have been or will be provided by the Borrower or any of its representatives or Subsidiaries, that such Projections have been or will be, as the case may be, prepared in good faith based upon assumptions that Borrower's management believed or believes, as the case may be, to be reasonable at the time such Projections were or are prepared and that the factual information furnished by the Borrower or any of its Subsidiaries to the engineers and others who prepared such Projections was true and correct in all material respects.


                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Administrative Agent, each Lender and each Issuer that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.1.

         SECTION 8.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to the Administrative Agent and each Lender copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within forty-five
         (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

                  (b) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its consolidated Subsidiaries, including therein the consolidated balance sheets of the Borrower as of the end of such Fiscal Year and statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner reasonably acceptable to the Administrative Agent by PriceWaterhouseCoopers L.L.P. or an independent public accountant acceptable to the Administrative Agent and the Required Lenders, together with a report from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 8.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

                  (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b), a certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 8.2.4 and also certifying, to such Authorized Officer's best knowledge, that no Default has occurred and is then outstanding;

                  (d) on or prior to December 31st of each calendar year, annual financial budget for the Borrower and its Subsidiaries for the following calendar year, in form, scope and detail reasonably satisfactory to the Administrative Agent and the Required Lenders;

                  (e) upon request of the Administrative Agent, on or prior to December 31st of each calendar year, a capital budget for the Borrower and its Subsidiaries for the following calendar year, in form, scope and detail reasonably satisfactory to the Administrative Agent and the Required Lenders;

                  (f) as soon as possible and in any event within three (3) Business Days after the Borrower knows (or, in the exercise of reasonable diligence, should have known) of the occurrence of each Default and any event which has or is reasonably likely to have a Material Adverse Effect, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                  (g) as soon as possible and in any event within three (3) Business Days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in Section 7.9 or (y) the commencement of any litigation, action, proceeding or labor controversy of the type described in
         Section 7.9, notice thereof and copies of all documentation relating thereto;

                  (h) as soon as possible and in any event within ten (10) days after any responsible officer of the Borrower has actual knowledge thereof, notice of

                           (i) any claim by any Person against the Borrower or
                  any of its Subsidiaries of nonpayment of, or

                           (ii) any attempt by any Person to collect upon or
                  enforce any accounts payable of the Borrower or any of its Subsidiaries, in the case of any single account payable in excess of $250,000, or in the case of all accounts payable in the aggregate in excess of $500,000;

                  (i) upon, but in no event later than ten (10) days after, any responsible officer of the Borrower or any of its Subsidiaries becomes aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against the Borrower or any Subsidiary or any of its Properties pursuant to any applicable Environmental Laws which could have a Material Adverse Effect, and (ii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

                  (j) as soon as available and in any event within sixty (60) days after January 1st of each calendar year, an Engineering Report from an independent petroleum engineering firm acceptable to the Administrative Agent, and as soon as available and in any event within sixty (60) days after July 1st of each calendar year, an Engineering Report prepared by a reserve engineer employed by the Borrower, unless the Administrative Agent, at least sixty (60) days before the required delivery date of such Engineering Report, has requested that it be prepared by an independent petroleum engineering firm reasonably acceptable to the Administrative Agent;

                  (k) promptly after (i) the sending or filing thereof, copies of all periodic and other reports distributed by the Borrower to its shareholders generally, (ii) the sending or filing thereof, all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange, (iii) the filing thereof, copies of all tariff and rate cases and other material reports filed with any regulatory authority, and (iv) receipt thereof, copies of all notices received from any regulatory authority concerning noncompliance by the Borrower or any of its Subsidiaries with any applicable regulations;

                  (l) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond (other than customary fidelity bonds under section 412 of ERISA) or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (m) promptly after the Borrower discovers or determines that any computer application (including those of its suppliers or vendors) that is material to the businesses or operations of the Borrower and its Subsidiaries taken as a whole will not be Year 2000 Compliant on a timely basis, notice thereof and a copy of the Borrower's plan for dealing with such problem, except to the extent such failure could not reasonably be expected to have a Material Adverse Effect; and

                  (n) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION 8.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply in all respects with all Applicable Laws, (except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect), such compliance to include (without limitation):

                  (a) the maintenance and preservation of its existence, and qualification as a foreign entity, other than the failure to maintain, preserve or qualify a non-Material Subsidiary which would not reasonably be expected to have a Material Adverse Effect; provided that nothing in this Section shall prohibit mergers permitted under Section 8.2.8, or the termination of the existence of a Subsidiary (other than a Material Subsidiary) if the Borrower in good faith determines that such termination is in the best interest of the Borrower; and

                  (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 8.1.3. MAINTENANCE AND DEVELOPMENT OF PROPERTIES. The
Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its Properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times in accordance with standard industry practices. In particular, the Borrower will, and will cause each of its Subsidiaries to, operate or cause to be operated its Oil and Gas Properties as a reasonable and prudent operator. The Borrower shall use its reasonable best efforts to develop and bring into production in a prudent and businesslike manner all proved developed non-producing reserves that the Required Lenders have considered in their determination of the Borrowing Base.

         SECTION 8.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses (including, where appropriate, well control, operator's extra expense and remediation insurance) and will furnish to the Administrative Agent, on or before December 31st each year, and, at the Administrative Agent's request, at other reasonable intervals, a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section. The following shall apply to the insurance required by this Section 8.1.4:

                  (a) Each policy for property insurance covering the Mortgaged Property shall show the Administrative Agent as loss payee;

                  (b) Each policy for liability insurance covering the Mortgaged Property shall show the Administrative Agent, the Lenders and the Issuers as additional insured;

                  (c) Each insurance policy covering the Mortgaged Property shall provide that at least thirty (30) days prior written notice of cancellation, reduction in amount or other change in coverage, or of lapse shall be given to the Administrative Agent by the insurer; and

                  (d) The Borrower shall, if so requested by the Administrative Agent, deliver to the Administrative Agent the original or a certified copy of each insurance policy covering the Mortgaged Property.

         SECTION 8.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its material business affairs and transactions and permit the Administrative Agent, each Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and, upon forty-eight (48) hours prior notice to the Borrower, with the Borrower's independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's and its Subsidiaries' financial matters with the Administrative Agent, the Issuers and the Lenders or their representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any reasonable fees of such independent public accountant incurred in connection with the Administrative Agent's or any Issuer's or any Lender's exercise of their rights pursuant to this Section. Furthermore, the Borrower will permit the Administrative Agent, or its agents, at the cost and expense of the Borrower, to enter upon the Oil and Gas Properties and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Borrower to inspect and examine the Oil and Gas Properties.

         SECTION 8.1.6. ENVIRONMENTAL COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

                  (a) use, operate and maintain all of its facilities and Properties in material compliance with all Environmental Laws, keep all necessary Approvals relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                  (b) (i) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and Properties or compliance with Environmental Laws, (ii) use all reasonable efforts to have dismissed with prejudice any actions or proceedings relating to compliance with Environmental Laws which would reasonably be expected to have a Material Adverse Effect, and (iii) diligently pursue cure of any material underlying environmental problem which forms the basis of any such claim, complaint, notice or inquiry; and

                  (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 8.1.6.

         SECTION 8.1.7. FURTHER ASSURANCES.

                  (a) The Borrower shall, and shall cause each of its Subsidiaries, upon the request of the Administrative Agent, to take such actions and to execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall, at all times, have received currently effective, duly executed Loan Documents encumbering Oil and Gas Properties of the Borrower or any of its Subsidiaries not then subject to a Mortgage constituting 90% of the Proven Reserves to which value has been given in the then current Borrowing Base and satisfactory title evidence in form and substance reasonably acceptable to the Administrative Agent, in its reasonable business judgment, as to ownership of such Oil and Gas Properties; provided that, upon thirty
         (30) days notice to the Borrower, the Administrative Agent may require, and the Borrower and/or its Subsidiaries, as applicable, shall execute, acknowledge and deliver to the Administrative Agent, Mortgages effectively encumbering 100% of the Oil and Gas Properties of the Borrower and its Subsidiaries to which value is given in the determination of the then current Borrowing Base.

                  (b) If the Administrative Agent shall determine that, as of the date of any Borrowing Base Redetermination, the Borrower shall have failed to comply with the preceding Subsection (a), the Administrative Agent may (and, at the direction of the Required Lenders, shall) notify the Borrower in writing of such failure and, within thirty (30) days from and after receipt of such written notice by the Borrower, the Borrower and its Subsidiaries, as applicable, shall execute and deliver to the Administrative Agent supplemental or additional Loan Documents, in form and substance satisfactory to the Administrative Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional assets not then encumbered by any Loan Documents (together with current valuations, Engineering Reports, and title evidence applicable to the additional assets collaterally assigned, each of which shall be in form and substance satisfactory to the Administrative Agent) such that the Administrative Agent shall have received currently effective duly executed Loan Documents encumbering Oil and Gas Properties constituting at least 90% (or, as provided in Section 8.1.7(a), 100%) of the amount of Proven Reserves to which value is given in the determination of the then current Borrowing Base and satisfactory title evidence in form and substance acceptable to the

         Administrative Agent in its reasonable business judgment as to ownership of such Oil and Gas Properties and the valid first Liens in favor of the Administrative Agent.

                  (c) Promptly upon the determination that any Subsidiary has become a Material Subsidiary, the Borrower will cause such Material Subsidiary to execute and deliver to the Administrative Agent a Guaranty and a Security Agreement and (if such Subsidiary has Oil and Gas Properties included in the Borrowing Base) a Mortgage, and the Borrower will enter into such amendments to the Pledge Agreement as are necessary to cause the stock or partnership interests, as the case may be, of such Material Subsidiary to become subject to the Pledge Agreement.

                  (d) The Borrower shall ensure that all written information, exhibits, certificates and reports furnished by or on behalf of the Borrower to the Administrative Agent do not and will not contain any untrue statement of material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Administrative Agent and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

         SECTION 8.1.8. YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Administrative Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

         SECTION 8.2. NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent, each Lender and the Issuer that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.

         SECTION 8.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto.

         SECTION 8.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Loans and other
         Obligations;

                  (b) Indebtedness in an aggregate principal amount not to exceed (i) $500,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor of any assets not prohibited from being acquired by Section 8.2.8 to finance its acquisition of such assets and (ii) $250,000 at any one time outstanding by the Borrower or any of its Subsidiaries which is secured by Liens described in Section 8.2.3(j);

                  (c) unsecured Indebtedness incurred in the ordinary course of business (including (i) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services and (ii) gas balancing, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                  (d) Hedging Obligations incurred pursuant to Hedging Agreements approved by the Administrative Agent pursuant to Section 8.2.15;

                  (e) Contingent Obligations incurred to satisfy bonding requirements imposed by any Government Agency not to exceed, in the aggregate, $500,000, excluding any Letters of Credit;

                  (f) Indebtedness existing as of the Effective Date which is identified in Item 8.2.2(f) of the Disclosure Schedule and refinancings thereof; provided that the principal amount thereof is not increased beyond the amount outstanding thereunder on the Effective Date;

                  (g) Indebtedness in respect of Capitalized Lease Obligations in an amount not to exceed $500,000 at any time outstanding;

                  (h) Indebtedness owed by the Borrower to any of the Subsidiaries or by any Material Subsidiary of the Borrower to the Borrower or any Material Subsidiary;

                  (i) endorsements of negotiable instruments for collection in the ordinary course of business;

                  (j) Indebtedness of the Borrower and its Subsidiaries which are Investments to the extent permitted by Section 8.2.5(b);

                  (k) Additional Indebtedness not permitted by clauses (a) through (j) above, provided, however, that the aggregate amount of all Indebtedness incurred by the Borrower and its Subsidiaries pursuant to this clause (k) shall not exceed $500,000 at any one time outstanding; and

                  (l) Renewals, extensions, amendments, refinancing, rearrangements, modifications, restatements, defeasances, purchases or supplements of any Indebtedness referred to in Subsection 8.2.2(a) through (k), provided that any such Indebtedness is not increased beyond the amount thereof outstanding on the Effective Date or on the date of incurrence of such Indebtedness in accordance with this Section;

provided, however, that no Indebtedness otherwise permitted by clause (b) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

         SECTION 8.2.3. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

                  (b) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (b) of Section 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

                  (c) Hydrocarbon production sales contracts entered into by the Borrower or its Subsidiaries in the ordinary course of business;

                  (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (e) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for claims which are either not delinquent or are being contested in good faith by appropriate proceedings and as to which the Borrower or its applicable Subsidiary shall have set aside on its books such reserves as may be required pursuant to GAAP; provided, that at no time shall such sums which are being contested exceed in the aggregate $100,000;

                  (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds, including lessee or operator obligations under statutes, governmental regulations or instruments related to the ownership, exploration and production of oil, gas and minerals on private, state, federal or foreign lands or waters;

                  (g) covenants, restrictions, easements, servitudes, permits, conditions, exceptions, reservations, minor rights, minor encumbrances, minor irregularities in title or conventional rights of reassignment prior to abandonment which do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of their respective assets in the ordinary course of business as presently conducted, or materially impair the value thereof for the purpose of such business;

                  (h) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (i) Liens granted prior to the Effective Date to secure payment of Indebtedness described in clause (f) of Section 8.2.2; provided that such Lien does not extend to any other Property;

                  (j) any Lien, excluding any Lien to secure Indebtedness for Debt, existing on any asset of any Person that is not included in the Borrowing Base at the time such Person becomes a Subsidiary of the Borrower or is merged or consolidated with or into the Borrower or a Subsidiary of the Borrower, or as of the acquisition of such asset, provided that such Lien does not extend to any other Property and was not created in contemplation of such event;

                  (k) Liens on cash and Cash Equivalent Investments securing Hedging Obligations, provided that the aggregate amount of cash and Cash Equivalent Investments subject to such Liens may at no time exceed $250,000;

                  (l) Liens which (1) do not secure Debt, (2) arise by statute or in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, Production Payments, development agreements, production sales contracts, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are, in the Administrative Agent's reasonable judgment, customary in the oil and gas business, and (3) are for claims which are either not delinquent or are being contested in good faith by appropriate proceedings and as to which the Borrower or its applicable Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                  (m) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution; provided that (i) no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System, and (ii) no such deposit account is intended by Borrower or any of its Subsidiaries to provide collateral to the depository institution;

                  (n) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that any such Indebtedness is not increased beyond the amount thereof outstanding on the Effective Date or on the date of incurrence of such Lien in accordance with this Section and is not secured by any additional assets;

                  (o) the statutory Lien to secure payment of the proceeds of Hydrocarbon production established by Texas Bus. & Com. Code Section
         9.319 and similar laws of other jurisdictions;

                  (p) rights reserved to or vested in any Government Agency by the terms of any right, power, franchise, grant, license, or permit, or by any provision of law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Properties of the Borrower or its Subsidiaries;

                  (q) rights of a common owner of any interest in real estate, rights of way, or easements held by the Borrower or its Subsidiary and such common owner as tenant in common or through other common ownership;

                  (r) Liens not otherwise permitted by the foregoing clauses of this Section 8.2.3 securing Indebtedness in an aggregate principal or face amount not at any time exceeding $500,000; and

                  (s) Liens on the Arco East Texas Property, to the extent the Company's Subsidiary owning such Property is indemnified against any loss arising therefrom pursuant to the Arco Title Indemnity.

         SECTION 8.2.4. FINANCIAL CONDITION. The Borrower will not permit:

                  (a) Tangible Net Worth at any time to be less than the sum of
         (i) $44,574,521 plus (ii) fifty percent (50%) of consolidated net income of the Borrower and its Subsidiaries (excluding the effects of consolidated net losses) for each Fiscal Quarter beginning on or after July 1, 1999, plus (iii) one-hundred percent (100%) of the net proceeds of any Non-Redeemable Stock offering by the Borrower or any of its Subsidiaries at any time after the Effective Date;

                  (b) the Current Ratio at any time to be less than 1.0:1.0; or

                  (c) the Interest Coverage Ratio at the end of any Fiscal Quarter to be less than 3.0:1.0.

         The Borrower shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or, without the consent of the Administrative Agent, such consent not to be unreasonably withheld, change the fiscal year of the Borrower or of any Subsidiary.

         SECTION 8.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its consolidated or Material Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Cash Equivalent Investments;

                  (b) in the ordinary course of business, Investments by the Borrower in any of its Material Subsidiaries, or by any such Subsidiary in the Borrower or any of its Material Subsidiaries, by way of contributions to capital or loans or advances;

                  (c) without duplication, Investments in the nature of Capital Expenditures;

                  (d) Investments existing on the Effective Date and identified in Item 8.2.5(d) of the Disclosure Schedule;

                  (e) Investments permitted by Section 8.2.8;

                  (f) Investments in limited partnerships entered into by the Borrower or a Subsidiary of the Borrower, or general partnerships entered into by a non-Material Subsidiary of the Borrower, in each case with industry partners in the ordinary course of its business, or capital contributions to such partnerships, provided, that (i) such partnership is engaged exclusively in oil and gas exploration, development or production activities, (ii) the Borrower's or such Subsidiary's equity interests in such partnerships were acquired in the ordinary course of Borrower's or such Subsidiary's business and upon fair and reasonable terms and (iii) which Investments, in the aggregate, do not exceed five percent (5%) of the Borrowing Base at the time of such Investment; and further provided, that the limitations of this subsection (f) shall not apply to any Investment made in a Material Subsidiary;

                  (g) accounts receivable from customers in the ordinary course of business;

                  (h) loans and advances to employees not to exceed $100,000 in the aggregate as to all such loans and advances outstanding at any time;

                  (i) Investments in connection with or related to farm-out agreements, farm-in agreements, joint operating agreements or other similar arrangements, and the performance of Borrower's or such Subsidiary's obligations thereunder in accordance with prudent operating standards and in the ordinary course of business;

                  (j) Investments made with Non-Redeemable Stock, but only to the extent allocable to such Non-Redeemable Stock, and subject to the consequences of a Change of Control;

                  (k) Investments in "margin stock" (as such term is defined in F.R.S. Board Regulation U, X or T), to the extent acquisitions of margin stock are permitted by Section 5.10; and

                  (l) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (m) does not exceed $100,000.

provided, however, that

                           (i) any Investment which when made complies with the
                  requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                           (ii) no Investment otherwise permitted by clause (b)
                  and (c) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

         SECTION 8.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date:

                  (a) the Borrower will not, and will not permit any of its Subsidiaries (other than a wholly-owned Subsidiary) to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any class or shares of any class of partnership interest or Capital Stock (now or hereafter outstanding) of the Borrower or such Subsidiary or on any options, warrants or other rights with respect to any interest or shares of any class of partnership interest or Capital Stock (now or hereafter outstanding) of the Borrower or such Subsidiary or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, any interest or shares of any class of partnership interest or Capital Stock (now or hereafter outstanding) of the Borrower or such Subsidiary or options, warrants or other rights with respect to any interest or shares of any class of partnership interest or Capital Stock (now or hereafter outstanding) of the Borrower or such Subsidiary (such declarations, dividends, distributions or applications being called "Distribution Payments") other than Distribution Payments which do not cause the Borrower to be in violation of the Restricted Payment Tests; provided, however, that the Borrower may make or accrue Distribution Payments in the form of additional shares of Capital Stock of the Borrower or accruals thereof, so long as such additional shares of Capital Stock of the Borrower do not entitle the holder thereof to receive Distribution Payments payable in cash as a matter of right;

                  (b) the Borrower will not permit any of its Subsidiaries to make any Distribution Payments other than to the Borrower; and

                  (c) the Borrower will not, and will not permit any of its Subsidiaries to, make any deposit for any of the foregoing purposes.

         SECTION 8.2.7. RENTAL OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into at any time any arrangement (excluding oil and gas leases entered into in the ordinary course of business) which involves the leasing by the Borrower or any consolidated or Material Subsidiary from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower or any of its Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $500,000 for any Fiscal Year or $2,000,000 during the full remaining term of such arrangements, including any so-called synthetic lease; provided, however, that any calculation made for purposes of this Section 8.2.7 shall exclude any amounts (i) required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges and (ii) any amounts relating to Capitalized Lease Obligations.

         SECTION 8.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, partnership or other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                  (a) so long as no Default has occurred and is continuing or would so occur after giving effect thereto, (i) any such Subsidiary (other than a Material Subsidiary) may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, (ii) any Material Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Material Subsidiary, (iii) the assets or stock of any Subsidiary (other than a Material Subsidiary) may be purchased or otherwise acquired by the Borrower or any other Subsidiary, (iv) the assets or stock of any Material Subsidiary may be purchased or otherwise acquired by the Borrower or any other Material Subsidiary, and (v) the Borrower may merge with or into another Person if the Borrower is the Person surviving such merger and Principal Shareholders retain control over the Borrower; and

                  (b) so long as no Default has occurred and is continuing or would so occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger.

The Borrower will not create any Subsidiary unless it shall promptly give notice thereof to the Administrative Agent.

         SECTION 8.2.9. ASSET DISPOSITIONS, ETC.

                  (a) The Borrower will not, and will not permit any of its consolidated or Material Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or substantially all of the assets of the Borrower or any of its consolidated or Material Subsidiaries in any one transaction or in any series of transactions, whether or not related.

                  (b) The Borrower will not, and will not permit any of its consolidated or Material Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to any substantial part of its assets (including accounts receivable), to any Person other than

                           (i) if such asset(s) are not in the Borrowing Base,
                  such sale, transfer, lease, contribution or conveyance is for cash or other consideration having a value at least equal to the fair market value of such assets;

                           (ii) if such assets are in the Borrowing Base, the
                  Borrower complies with the terms of Section 3.1.2 and such sale, transfer, lease, contribution or conveyance is for cash in an amount at least equal to the fair market value of such assets; or

                  (c) farmouts under standard industry terms of Properties not holding Proven Reserves.

         SECTION 8.2.10. MODIFICATION OF CERTAIN DOCUMENTS.

                  (a) The Borrower will not, and will not permit any of its consolidated or Material Subsidiaries to, amend its Organic Documents or consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Material Contracts or any other agreement affecting the Mortgaged Properties which could reasonably be expected to have a Material Adverse Effect, in each case without the prior written consent of the Administrative Agent.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, amend the Arco Title Indemnity in a manner which adversely affects the Borrower, its Subsidiaries or the Lenders, waive any right or claim thereunder or consent to the substitution or addition of any alternate or substitute indemnitor thereunder, in each case without the prior written consent of the Required Lenders.

         SECTION 8.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its consolidated or Material Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

         SECTION 8.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted by clauses (b) or (f) of Section 8.2.2 as in effect on the Effective Date as to the assets financed with the proceeds of such Indebtedness) prohibiting

                  (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) the ability of any Material Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Material Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 8.2.13. TAKE OR PAY CONTRACTS. Except as disclosed to the Lender in Item 8.2.13 of the Disclosure Schedule, and except for reservation charges payable for reservations of capacity in gathering systems and pipelines incurred in the ordinary course of business on an arm's length basis for volumes reasonably expected to be produced from the Borrowers' or its Subsidiaries' Oil and Gas Properties to be transported through such systems and pipelines, the Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the forward sale of Hydrocarbons or the purchase of materials, supplies, other property (including without limitation Hydrocarbons), or services if such arrangement requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property, or services are delivered or furnished to it.

         SECTION 8.2.14. SALE/LEASEBACKS. Obligors will not enter into any arrangement, directly or indirectly, with any Person whereby any Obligor shall sell or transfer any material asset, and whereby any Obligor shall then or immediately thereafter rent or lease as lessee such asset or any part thereof.

         SECTION 8.2.15. HYDROCARBON HEDGING. Commencing October 1, 1999, the Borrower will not, and will not permit any of its Subsidiaries to, enter into Hedging Agreements except those that (a) are with a Lender whose senior unsecured long term debt or certificates of deposit is rated at least A by Standard & Poor's Corporation or A2 by Moody's Investors Service, Inc., such Lender's Affiliates or other counterparties reasonably acceptable to the Administrative Agent, (b) do not result in Hedging Obligations that are (i) at any time during the twenty-four (24) months immediately following the incurrence of such Hedging Obligation, in excess of seventy-five percent (75%) of the reasonably anticipated production of Hydrocarbons during such period from the proved developed producing Hydrocarbon reserves owned by the Borrower and its Subsidiaries according to the most recent Engineering Report delivered to the

Administrative Agent or (ii) at any time following the end of such twenty four
(24) month period, in excess of fifty percent (50%) of the reasonably anticipated production of Hydrocarbons during such period from the proved developed producing Hydrocarbon reserves owned by the Borrower and its Subsidiaries according to the most recent Engineering Report delivered to the Administrative Agent and (c) the amount of the Hedging Obligation for the particular Hydrocarbon (i.e. - gas or oil) must not be materially in excess of the proportion that such Hydrocarbon bears to the total amount of proved developed Hydrocarbon reserves owned by the Borrower and its Subsidiaries. (For example, if the Borrower and its Subsidiaries owned proved developed producing Hydrocarbon reserves that were 45% oil-producing Properties and 55% gas-producing Properties, then any Hedging Obligation of the Borrower or its Subsidiaries for oil could not be, during the initial 24 month period, materially more than 45% of 75% of the reasonably anticipated production of Hydrocarbons from the proved developed producing Hydrocarbon reserves owned by the Borrower and its Subsidiaries according to the most recent Engineering Report delivered to the Administrative Agent.) The Borrower has entered into no other Hedging Agreements other than those listed in Schedule V.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

         SECTION 9.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of any Loan; the Borrower shall default in the payment when due of any Reimbursement Obligation or Hedging Agreement in effect between the Borrower and a Lender or Affiliate thereof; or the Borrower shall default (and such default shall continue unremedied for a period of five (5) days) in the payment when due of any interest on any Loan or any fees payable under Section 3.3 or any other Obligation.

         SECTION 9.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent, any Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made in any material respect.

         SECTION 9.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under Section 3.1.2, Section 8.1 (other than Sections 8.1.1(j), 8.1.1(n), 8.1.2, 8.1.3, 8.1.6 or 8.1.7) or Section 8.2.

         SECTION 9.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

         SECTION 9.1.5. DEFAULT ON OTHER INDEBTEDNESS.

                  (a) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (excluding Indebtedness described in Section 9.1.1) of the Borrower or any other Obligor having a principal amount, individually or in the aggregate, in excess of $250,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit any holder of such Indebtedness, or any trustee or Administrative Agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

                  (b) A failure to pay when due any royalty, overriding royalty or similar interest burdening the Oil and Gas Properties of the Borrower or any of its Subsidiaries, in the aggregate, in excess of $250,000.

         SECTION 9.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $250,000 (in excess of valid and collectible insurance in respect thereof the payment of which is not being disputed or contested by the insurer or insurers) shall be rendered against the Borrower or any other Obligor and either

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 9.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan in excess of $100,000, or could reasonably expect to incur a liability or obligation to such Pension Plan in excess of $100,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 9.1.8. CONTROL OF THE BORROWER. Any Change in Control shall occur.

         SECTION 9.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any other Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days, provided that the Borrower and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such sixty (60)-day period to preserve, protect and defend its or their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such other Obligor or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed, provided that the Borrower and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such sixty (60)-day period to preserve, protect and defend its or their rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 9.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by the Loan Documents.

         SECTION 9.1.11. MATERIAL ADVERSE EFFECT. Any Material Adverse Effect shall occur.

         SECTION 9.1.12. BORROWING BASE DEFICIENCY. Any Borrowing Base Deficiency shall occur and continue for more than ninety (90) days.

         SECTION 9.2. ACTION IF BANKRUPTCY. If any Event of Default described in clauses (a) through (d) of Section 9.1.9 shall occur with respect to the Borrower or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 9.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
9.1.9 with respect to the Borrower or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, may (and, upon direction by the Required Lenders, shall) by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

         SECTION 9.4. RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Applicable Law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT

         SECTION 10.1. ACTIONS. Each Lender hereby appoints Bank of America as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document, and Bank of America hereby accepts such appointment. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section and to the extent such instructions may reasonably be expected to comply with applicable law), to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto; provided, however, that the Administrative Agent shall not take any action that requires the consent of any Lender unless it receives such consent. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 10.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m. (Dallas time) on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 10.3. EXCULPATION. Neither the Administrative Agent nor any of its directors, officers, employees or Administrative Agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 10.4. SUCCESSOR. The Administrative Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Borrower and all Lenders, and the Administrative Agent may be removed with or without cause as such by the Required Lenders upon at least thirty (30) days' prior notice to the Administrative Agent and the Borrower. If the Administrative Agent at any time shall resign or be removed, the Required Lenders may appoint another Lender as a successor Administrative Agent which Lender shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the giving of notice of resignation or removal, then the retiring or removed Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders and, if no Lender accepts such appointment, a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring or removed Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of

                  (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  Section 11.3 and Section 11.4 shall continue to inure to its benefit.

         SECTION 10.5. LOANS OR LETTERS OF CREDIT ISSUED BY BANK OF AMERICA. Bank of America shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, (y) the Notes held by it or any of its Affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not the Administrative Agent. Bank of America and its Affiliates and each of the Lenders and each of the Issuers and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Bank of America were not the Administrative Agent hereunder and in the case of each Lender or Issuer, as if such Lender or such Issuer were not a Lender or Issuer hereunder.

         SECTION 10.6. CREDIT DECISIONS. Each Lender and each Issuer acknowledges that it has, independently of the Administrative Agent, each other Issuer and each other Lender, and based on such Lender's or such Issuer's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender or such Issuer) and such other documents, information and investigations as such Lender or such Issuer has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender and each Issuer also acknowledges that it will, independently of the Administrative Agent and each other Lender and each other Issuer, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 10.7. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender and each Issuer of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this

Agreement (unless concurrently delivered to the Lenders and each Issuer by the Borrower). The Administrative Agent will distribute promptly to each Lender and each Issuer each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders and Issuers by the Administrative Agent in accordance with the terms of this Agreement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1. WAIVERS, AMENDMENTS, ETC.

                  (a) This Agreement is an amendment and restatement of, and replaces and supersedes, the Existing Credit Agreement in its entirety; provided, however, that no right, interest, claim or cause of action of any kind of the lender under the Existing Credit Agreement shall in any way be released, modified, compromised or waived by virtue of this Agreement superseding and replacing the Existing Credit Agreement, and nothing in this Agreement or the other Loan Documents is intended to novate or discharge the indebtedness of the Borrower or the other Obligors under the Existing Credit Agreement; provided however, upon the satisfaction of all conditions set forth in Section 6.1, Bank of America shall terminate its Lien on all shares of the Capital Stock of the Borrower under Pledge Agreements under the Existing Credit Agreement that were previously delivered by shareholders of the Borrower;

                  (b) The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                           (i) modify any requirement hereunder that any
                  particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                           (ii) modify this Section 11.1, change the definitions
                  of "Required Lenders", "Restricted Payment Tests," "Total Commitment", "Letter of Credit Availability", or "Commitment Amount", increase the Percentage of any Lender, reduce any fees described in Article III, amend Section 6.1.15 or 8.2.6, release any collateral security including any Guaranty, except as otherwise specifically provided in any Loan Document, or extend the Stated Maturity Date or any Commitment

                  Termination Date, shall be made without the consent of each Lender affected thereby;

                           (iii) extend the due date for, or reduce the amount
                  of, any scheduled or mandatory repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of each Lender affected thereby;

                           (iv) affect adversely the interests, rights or
                  obligations of an Issuer in its capacity as Issuer shall be made without the consent of such Issuer; or

                           (v) affect adversely the interests, rights or
                  obligations of the Administrative Agent in its capacity as the Administrative Agent shall be made without consent of the Administrative Agent.

No failure or delay on the part of the Administrative Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be hand delivered or sent by overnight courier, certified mail (return receipt requested), or telecopy to such party at its address or telecopy number set forth on Schedule III hereto or set forth in the Lender Assignment Notice or at such other address or telecopy number as may be designated by such party in a notice to the other parties. Without limiting any other means by which a party may be able to provide that a notice has been received by the other party, a notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient;
(b) if sent by certified mail or overnight courier, on the date of receipt (or refusal to accept delivery) by a responsible person at the address of the recipient; and (c) if sent by telecopy, on the date of receipt by the sender of an acknowledgment or transmission reports generated by the machine from which the telecopy was sent indicating that the telecopy was sent in its entirety to the recipient's telecopy number.

         SECTION 11.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the fees and out-of-pocket expenses of internal and external counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                  (a) the negotiation, preparation, due diligence, execution, delivery, syndication, administration and enforcement of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

                  (b) the filing, recording, refiling or rerecording of the Mortgages, the Security Agreements and the Pledge Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to, and releases and terminations of, any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgages, the Security Agreements and the Pledge Agreements, and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save each of the Administrative Agent, each Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. During (i) the existence of a Default and (ii) whether or not a Default still exists, after any acceleration of the Obligations, the Borrower also agrees to reimburse the Administrative Agent, each Lender and each Issuer upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of internal and external attorneys, and accountants', engineers' and other consultants' fees and expenses) incurred by the Administrative Agent, each Lender and each Issuer in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 11.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Administrative Agent, each Issuer and each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, each Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit;

                  (b) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent or such Issuer or such Lender is party thereto;

                  (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the condition of any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries; provided, however, that Indemnified Liabilities under this Section 11.4(c) pertaining to Oil and Gas Properties located in the State of California shall be governed by the Unsecured Indemnity;

                  (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or any of its Subsidiaries; provided, however, that Indemnified Liabilities under this Section 11.4(d) pertaining to Oil and Gas Properties located in the State of California shall be governed by the Unsecured Indemnity; or

                  (e) any misrepresentation, inaccuracy or breach in or of
         Section 7.17 or Section 8.1.6, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law.

         SECTION 11.5. SURVIVAL. The obligations of the Borrower under Sections 5.3, 5.4, 5.5, 5.6, 11.3 and 11.4 shall in each case survive any termination of this

Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 11.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 11.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Administrative Agent, each Issuer and each Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof are executed on behalf of the Borrower, the Administrative Agent, and each Lender, and the Administrative Agent has determined that the conditions set forth in Section 6.1 have been satisfied.. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Administrative Agent and the Lenders and Persons indemnified hereunder, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         SECTION 11.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE MORTGAGES OR AS EXPRESSLY PROVIDED IN ANY SUCH DOCUMENT) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 11.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, all Issuers and all Lenders; and

                  (b) the rights of sale, assignment and transfer of Lenders are subject to Section 11.11.

         SECTION 11.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments and participations in Letters of Credit to one or more other Persons in accordance with this Section 11.11.

         SECTION 11.11.1. ASSIGNMENTS. A Lender may at any time assign and delegate to one or more Eligible Assignees (each Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all such Lender's Loans and Commitments) in a minimum aggregate amount of $5,000,000 (or the entire remaining amount of such Lender's Loans and Commitments); provided, however, that such Lender is required at all times to maintain Loans, Letters of Credit Outstandings and Commitments hereunder in an aggregate amount of $5,000,000 (unless such Lender shall have reduced its Loans, Letters of Credit Outstandings and Commitments to zero); provided, further, however, that the Borrower and each other Obligor shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender,

                  (b) such Assignee Lender shall have executed and delivered to the Borrower, the Administrative Agent and such Lender a Lender Assignment Notice, accepted by such Lender, the Borrower (if required) and the Administrative Agent, and

                  (c) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent and the Borrower (if required) accepts such Lender Assignment Notice, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Notice, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor

Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Notice, shall be released from its obligations hereunder and under the other Loan Documents. Within five (5) Business Days after the later to occur of (i) its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Notice and (ii) the Borrower's receipt and acceptance (if required) of the Lender Assignment Notice executed by the Administrative Agent and all other parties thereto, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, a replacement Note in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (each such Note to be in exchange for, but not in payment of, the corresponding Note then held by such assignor Lender). The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Notice. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Notice in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void. Nothing contained in this Agreement shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

         SECTION 11.11.2. PARTICIPATIONS. A Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section 11.11.2 shall relieve a Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

                  (c) the Borrower and each other Obligor shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                  (d) the Borrower shall not be required to pay any amount under
         Section 5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold, and

                  (e) any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and the Issuer hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in clause (ii) or (iii) of
         Section 11.1(b) without the consent of the Participant.

The Borrower acknowledges and agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 5.3, 5.4, 5.5, and 5.6 (except as provided in Section 11.11.2(d)), 11.3 and 11.4 with respect to its participation interest.

         SECTION 11.12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUER OR ANY LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS

(WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 11.13. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH ISSUER, EACH LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, EACH ISSUER, ANY LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH ISSUER AND EACH LENDER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         SECTION 11.14. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent or any other Lender or any of their respective Affiliates from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.15. MAXIMUM INTEREST.

         (a) It is the intention of the parties hereto to comply strictly with Applicable Laws pertaining to usury, if any; accordingly, notwithstanding any provision to the contrary in this Agreement or in any of the other Loan Documents, in no event shall the Loan Documents require or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws which exceed the maximum amount of interest permitted by such laws (such maximum lawful interest rate, if any, herein called the "Highest Lawful Rate"). If any such excess interest is called for, contracted for, charged, taken, reserved, or received in connection with any Obligation under this Agreement or in any of the documents securing the payment hereof or otherwise relating hereto, or in any communication by the Administrative Agent, any Lender or any other person to the Borrower or any other person, or in the event all or part of the principal or interest of any Loan shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Agreement or any other Loan Document shall exceed the maximum amount of interest permitted by Applicable Laws pertaining to usury, then in any such event it is agreed as follows: (i) the provisions of this Section shall govern and control, (ii) the aggregate of all consideration which constitutes interest under Applicable Law that is called for, contracted for, charged, taken, reserved or received under this Agreement and the other Loan Documents, or under any of the other aforesaid agreements or otherwise in connection with this Agreement shall under no circumstances exceed the Highest Lawful Rate, any such excess shall be credited against the then unpaid principal balance of Obligations of the Borrower by the Administrative Agent (or, if such Obligations shall have been paid in full, such excess refunded to Borrower by the Lenders);
(iii) all sums paid, or agreed to be paid, to the Administrative Agent for the benefit of the Lenders for the use, forbearance and detention of the amounts owed under this Agreement by the Borrower hereunder shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of the Obligations, including all prior and subsequent renewals and extensions, owed under this Agreement and the other Loan Documents until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and (iv) if at any time the interest provided pursuant to this Agreement together with any other fees payable pursuant to this Agreement and the other Loan Documents and deemed interest under Applicable Law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest, swap breakage, and any such fees to accrue pursuant to this Agreement and the other Loan Documents shall be limited, notwithstanding anything to the contrary in this Agreement or in any other Loan Document to that amount which would have accrued at the Highest Lawful Rate, but any reductions in the interest otherwise provided pursuant to this Agreement, as applicable, shall be carried forward and collected in periods in which the amount of interest accruing otherwise pursuant to this Agreement shall be less than the Highest Lawful Rate until the total amount of interest (including such fees deemed to be interest) accrued pursuant to this Agreement and the other Loan Documents equals the amount of interest which would have accrued if a varying rate per annum equal to the Alternate Base Rate had at all times been in effect plus the amount of fees which would have been received but for the effect of this Section and the Highest Lawful Rate limitation imposed in Section 3.2.1. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by Applicable Laws by amortizing, prorating, allocating and spreading during the period of the full term of the Obligations, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this section shall be deemed to be incorporated in every Loan Document, security instrument and other document executed in connection therewith, and every communication relating thereto.

         (b) The Borrower, the Administrative Agent, each Issuer and each Lender agree that Chapter 346 of the Texas Finance Code ("Chapter 346") (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Agreement, the Notes or the other Loan Documents or maintained in connection therewith.

         (c) To the extent that the interest rate laws of the State of Texas are applicable to this Agreement, any Note or any other Loan Document, the applicable interest rate ceiling is the indicated "weekly ceiling" determined in accordance with Chapter 1D of the Texas Credit Code, as amended, and, to the extent that any Obligation under this Agreement, any Note or any other Loan Document is deemed an open end account as such term is defined in the Texas Credit Code, the Administrative Agent retains the right to modify the interest rate in accordance with Applicable Law.

         SECTION 11.16. CONTROLLING DOCUMENT. In the event of actual conflict in the terms and provisions of this Agreement, the Notes and the other Loan Documents, the terms and provisions of this Agreement will control.


                            [Signature pages follow]

         SECTION 11.17. NOTICE. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         BORROWER:

                         BARGO ENERGY COMPANY, a  Texas corporation


                         By
                           --------------------------------------------
                         Name: Jonathan M. Clarkson
                         Title: President

                         Address: 700 Louisiana Street
                                  Suite 3700
                                  Houston, Texas 77002
                                  Attn:  Jonathan M. Clarkson
                                  Fax:  713-236-9799


                         ADMINISTRATIVE AGENT:

                         BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association



                         By
                           --------------------------------------------
                         Title: Managing Director
                         Printed Name: Ronald E. McKaig

                         Address for Notices:

                                  Agency Administrative Services
                                  901 Main Street
                                  Dallas, Texas  75202

                                  Attention: Vicky Wages
                                  Telecopier No: 214-290-8373
                                  Telephone No: 214-209-9254

                                  with copies to:

                                  333 Clay Street
                                  Suite 4550
                                  Houston, Texas  77002
                                  Attn: Ronald E. McKaig
                                  Fax:  (713) 651-4888

                         LENDERS:

                         BANK OF AMERICA, N.A.


                         By
                           --------------------------------------------
                         Title: Managing Director
                         Printed Name: Ronald E. McKaig

                         BANK ONE, TEXAS, NA


                         By
                           --------------------------------------------
                         Title:

                         WELLS FARGO BANK (TEXAS) NA


                         By
                           --------------------------------------------
                         Title:

                                                                      SCHEDULE I

                               DISCLOSURE SCHEDULE

ITEM 7.9        Litigation

                Falcon Resources, Inc. vs. Atlantic Richfield Company and Future Acquisition 1995, Ltd. in the District Court of Rusk County, Texas - This action concerns the purported exercise of a Preferential Right to Purchase S. Kilgore Waterflood Unit, which is a portion of the Arco East Texas Property.

ITEM 7.10       Ownership of Properties

                ARCO East Texas Acquisition - In Exhibit A to the Purchase and Sale Agreement dated August 3, 1999, between Atlantic Richfield Company and Future Acquisition 1995, Ltd., the parties identified a Title Defects sometimes called the "Marshall Title Defect".

                In an action entitled Stanley G. Marshall, Jr., Catherine Irene Marshall, Margaret Anne Warne and Robert R. Marshall v. ARCO Oil and Gas Company, a division of Atlantic Richfield Company, Civil Action No. 3217, District Court of 49th Judicial District, Zapata County, Texas, the court rendered a second modified judgment on March 19, 1998 against ARCO Oil and Gas Company, a division of Atlantic Richfield Company, in the amount of $68,986,926.75, which amount accrues interest at the rate of 10% compounded annually, as provided in the judgment (such judgment, as the same may be from time to time revised, re-entered, amended, partially satisfied, renewed or otherwise modified in any way, herein called the "Marshall Judgment").

                The Marshall Title Defect and the Marshall Judgment are the subject to the Arco Title Indemnity.

                An Amended Abstract of Judgment giving notice of the Marshall Judgment was recorded in the public records of the following counties, among others:

                Gregg County, Texas    File No. 9807331 on April 14, 1998
                Rusk County, Texas     Volume 2069, Page 193 on April 21, 1998
                Smith County, Texas
                Upshur County, Texas

ITEM 7.12       Employee Benefit Plans

                None

ITEM 7.14       Claims and Liabilities

                None

ITEM 7.17       Environmental Matters

                None

ITEM 8.2.2(f)   Existing Indebtedness

                Indebtedness owed to Bank One Texas in the principal amount of approximately $9,300.00.

ITEM 8.2.5(c)   Existing Investments

                None

ITEM 8.2.13     Take or Pay Contracts

                None

                                                                     SCHEDULE II

                                  SUBSIDIARIES


                                                             TYPE OF       AUTHORIZED         OUTSTANDING          PERCENT
         SUBSIDIARY                       JURISDICTION       ENTITY          SHARES             SHARES            OWNERSHIP
         ----------------------------     ------------     ------------    ----------         ------------        ---------

         Future Petroleum Corporation     Texas            Corporation       10,000              1,000              100%

         Alaska Eldorado Gold, Co.        Nevada           Corporation       1,000               1,000             99.8%

         Future Energy Corporation        Nevada           Corporation       50,000              1,000              100%

         Future CAL-TEX Corporation       Texas            Corporation       1,000,000           1,000              100%

         BMC Development No. 1            Texas            Limited                                                  *
         Limited Partnership                               Partnership

         NC1-Shawnee                      Texas            Limited                                                  *
         Limited Partnership                               Partnership

         Future Acquisition 1995, Ltd.    Texas            Limited                                                  *
                                                           Partnership

------------

* Owned 1% by Future Petroleum Corporation (Texas) and 99% by Future Energy Corporation


a. Future Acquisition 1995 and Future Petroleum Corporation are qualified to do business in the State of Louisiana, Mississippi, New Mexico.
b. Future Cal-Tex Corporation is qualified to do business in the state of California.
c. NCI-Shawnee Limited Partnership, Future Petroleum Corporation and BMC Development No. 1 Limited Partnership are qualified to do business in the State of Oklahoma.
d. NCI-Shawnee Limited Partnership, BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd. are qualified to do business in the State of Nevada.

                                                                    SCHEDULE III


                             ADMINISTRATIVE DETAILS


BANK OF AMERICA, N.A.

Percentage:   50%

Lending office for Base Rate Loans:

901 Main Street
Dallas, Texas  75202
Attention:  Vicky Wages
Telephone:  214-290-8373
Facsimile:  214-209-9254

Lending Office for LIBO Rate Loans:

901 Main Street
Dallas, TX  75202
Attention:  Vicky Wages
Telephone:  214-290-8373
Facsimile:  214-209-9254


BANK ONE, TEXAS, NA

Percentage:   30%

Lending office for Base Rate Loans:

Bank One, Texas, NA
910 Travis
TX2-4330
Houston, TX  77002

Credit Contact:            Christine M. Macan, Vice President
                           Telephone:  713-751-3484
                           Facsimile:  713-751-3544

Operations Contact:        Eleanor Martinez, Participation/Syndication Analyst

                           500 Throckmorton
                           West Complex PG6
                           Fort Worth, TX  76102
                           Telephone:  817-884-4535
                           Facsimile:  817-884-4651

Lending Office for LIBO Rate Loans:

Bank One, Texas, NA
910 Travis
TX2-4330
Houston, TX  77002

Credit Contact:            Christine M. Macan, Vice President
                           Telephone:  713-751-3484
                           Facsimile:  713-751-3544

Operations Contact:        Eleanor Martinez, Participation/Syndication Analyst
                           Bank One, Texas, NA
                           500 Throckmorton
                           West Complex PG6
                           Fort Worth, TX  76102
                           Telephone:  817-884-4535
                           Facsimile:  817-884-4651



WELLS FARGO BANK (TEXAS), NA

Percentage:      20%

Lending office for Base Rate Loans:

Wells Fargo Bank (Texas), NA
1000 Louisiana
Third Floor
Houston, TX  77002

Credit Contact:            Brian K. Otis, Assistant Vice President
                           Telephone:  713-819-1316
                           Facsimile:  713-739-1087

Operations Contact:        Stephen Elring, Assistant Vice President
                           201 Third

                           San Francisco, CA  94103
                           Telephone:  415-477-5425
                           Facsimile:  415-979-0675

Lending Office for LIBO Rate Loans:

Wells Fargo Bank (Texas), NA
1000 Louisiana
Third Floor
Houston, TX  77002

Credit Contact:            Brian K. Otis, Assistant Vice President
                           Telephone:  713-819-1316
                           Facsimile:  713-739-1087

Operations Contact:        Stephen Elring, Assistant Vice President
                           201 Third
                           San Francisco, CA  94103
                           Telephone:  415-477-5425
                           Facsimile:  415-979-0675

                                                                     SCHEDULE IV


                               EXISTING MORTGAGES


A. Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement from Mortgagor to Bank of America was recorded and filed as follows:


                                  ORIGINAL                                             AMENDMENT
    JURISDICTION                  FILE NO.                            DATE              FILE NO.                            DATE
    ------------                  --------                            ----              --------                            ----

1.  LOUISIANA

Ouachita Parish,             Volume 1630, Page 541                   12/2/98         Vol. 1633, Page 784                  12/17/98
Louisiana                    File No. 1243297                                        File No. 1244887
                             (Mortgage)

                             Volume 391, Page 341                    1/21/99
                             File No. 1247111
                             (Conveyance)

Vermillion Parish,           File No. 9813248                        12/2/98         File No. 9813911                     12/17/98
Louisiana                    (Mortgage)

                             File No. 9900755                        1/21/99
                             (Conveyance)

2.  MISSISSIPPI

Clarke County,               DT Deed Book 216, Page 7               10/22/98
Mississippi

Wayne County,                DT Deed Book 959, Page 358             10/22/98
Mississippi

3.  NEW MEXICO

Lea County,                  Book 901, Page 276                      8/24/98         Book 924, Page 492                   12/17/98
New Mexico                                                                           File No. 36851

Roosevelt County,            Book 53, Page 824                      10/23/98         Book 55, Page 193                    12/17/98
New Mexico

4.  OKLAHOMA

Grant County,                Book 515, Page 699                      8/24/98         Book 518, Page 039                   12/17/98
Oklahoma                                                                             File No. 2088


                                  ORIGINAL                                             AMENDMENT
    JURISDICTION                  FILE NO.                            DATE              FILE NO.                            DATE
    ------------                  --------                            ----              --------                            ----
Marshall County,             Book 673, Page 659                      8/24/98         Book 679, Page 117                   12/17/98
Oklahoma                                                                             File No. SF-4998

Pottawatomie County,         Book 2835, Page 232                     8/24/98         Book 2883, Page 278                  12/17/98
Oklahoma                                                                             File No. 17177

Pottawatomie County,         Book 2859, Page 101                    10/20/98
Oklahoma                     Rec. # 1998-14245

5.  TEXAS

Austin County,               File No. 994053                         7/13/98
Texas

Bastrop County,              Volume 955, Page 831                   12/31/98
Texas                        File No. 199814768

Brazos County,               Volume 3323, Page 195                   12/1/98
Texas                        File No. 0672275

                             Volume 3359, Page 119                    1/7/99
                             File No. 0675214

Burleson County,             Volume 163, Page 550                    12/1/98
Texas                        File No. 0003900

                             Volume 164, Page 175                   12/31/98
                             File No. 0004256

Carson County,               Volume 289, Page 756                    8/24/98         Vol. 292, Page 780                   12/17/98
Texas                                                                                File No. 0001984

Crane County,                Volume 400, Page 89                    10/26/98         Vol. 401, Page 732                   12/17/98
Texas                        File. No. 76025,                                        File No. 76282

Dawson County,               Volume 240, Page 239;                  10/22/98         Vol. 240, Page 727                   12/17/98
Texas                        File No. 98-3130                                        File No. 3634

Ector County,                Volume 1433, Page 787                   12/1/98         Vol. 1436, Page 0502                 12/17/98
Texas                        File No. 16298                                          File No. 17011

Fayette County,              Volume 1046, Page 414                   12/1/98
Texas
                             Volume 1049, Page 369                  12/31/98
                             File No. 98-7363

Gray County,                 Volume 734, Page 398                    8/24/98         Vol. 739, Page 189                   12/17/98
Texas                                                                                File No. 141597


                                  ORIGINAL                                             AMENDMENT
    JURISDICTION                  FILE NO.                            DATE              FILE NO.                            DATE
    ------------                  --------                            ----              --------                            ----
Harris County,               Doc. No. ###-##-####                   10/16/98         Doc. No. ###-##-####                 12/17/98
Texas                        300235009 T328911                                       T443676

Hutchinson County,           Volume 902, Page 263                    8/24/98         Vol. 921, Page 213                   12/17/98
Texas                                                                                File No. 0290432

Jackson County,              Volume 129, Page 212                    12/1/98
Texas                        File No. 26666

                             Volume 131,Page 228                      1/5/99

Jasper County,               Volume 222, Page 1                     10/22/98         File No. 125171                      12/17/98
Texas                        Document No. 123827

Live Oak County,             Volume 360, Page 1                     10/22/98         Vol. 362, Page 453                   12/17/98
Texas                        Reg. No. 0141952                                        File No. 142714

Lubbock County,              Volume 5965, Page 10                    8/24/98         Vol. 6099, Page 187                  12/17/98
Texas                                                                                File No. 43783

Matagorda County,            Volume 521,Page 570                     12/1/98         Vol. 523, Page 559                   12/17/98
Texas                        File No. 988068                                         File No. 988487

McMullen County,             Volume 138, Page 146                    12/1/98         Vol. 138, Page 385                   12/17/98
Texas                        File No. 54861                                          File No. 54917

Midland County,              Volume 1593, Page 430                   8/24/98         Vol. 1628, Page 32                   12/17/98
Texas                                                                                File No. 24121

Montgomery County,           Doc. No. 99047460;                      6/14/99         545-00-0999                           6/14/99
Texas                        545-00-0960

Montgomery County,           File No. 9947462                        6/14/99
Texas

Moore County,                Volume 499, Page 636                    8/24/98         Vol. 504, Page 469                   12/17/98
Texas                                                                                File No. 131996

San Patricio County,         File No. 467305                        10/22/98         File No. 469028                      12/17/98
Texas

Waller County,               File No. 994753                          8/5/99
Texas

Wharton County,              Volume 299, Page 423                    0/26/98         Vol. 305, Page 545                   12/17/98
Texas                        Document No. 190511                                     File No. 191762

Wichita County,              Volume 2030, Page 280                   8/24/98         Vol. 2058, Page 321                  12/17/98
Texas                                                                                File No. 24402


                                  ORIGINAL                                             AMENDMENT
    JURISDICTION                  FILE NO.                            DATE              FILE NO.                            DATE
    ------------                  --------                            ----              --------                            ----

6.  CALIFORNIA

Kern County,                 Doc. 0198114687                         8/24/98         Doc. 0198184114                      12/30/98
California                   Doc. 0198118749                         8/31/98

----------------------------

                                                                      SCHEDULE V

                               HEDGING AGREEMENTS


o Approximately 50% (or 150,000 MMBtu per month) of current gas production is hedged through calendar year 1999 as follows:

        - Collar hedge for 65,000 MMBtu based on the Southern California Border Index with a floor of $2.00 and a cap of $2.45.

        - Collar hedge for 85,000 MMBtu based on the Houston Ship Channel Index with a floor of $2.00 and a cap of $2.04.

o       Approximately 50% of current oil production is hedged as follows:

        - 22,800 barrels beginning October 1999 declining each month to 18,750 barrels in September 2000 at a floor of $18.00 and a cap of $20.75.

        - 27,400 barrels beginning October 1999 declining each month to 23,250 barrels in September 2000 at a floor of $18.00 and a cap of $23.08.

o For the 12 month period October 2000 - September 2001 a straight swap is in place for approximately 25% of current monthly oil production at $17.55 per barrel. (18,525 barrels beginning 10/00 declining to 16,200 barrels in 9/01)

o For the 12 month period October 2000 - September 2001 a straight swap is in place for approximately 25% of current monthly oil production at $18.05 per barrel. (22,825 barrels beginning 10/00 declining to 18,100 barrels in 9/01)

                                                                     SCHEDULE VI

                             UPDATED TITLE SEARCHES


TEXAS

Phil Wahl -

1.     Crane County - Atlantic State Nos. 1-8, Johnson State, Tubb State Wells
2.     Wharton County - Rasmussen No. 2 Well
3.     Jasper County - Mixson Unit No. 1 and Mixson No. 1
4.     [N/A]
5.     San Patricio County - Waldo Haisley No. 1 GU
6.     Jackson County - Bright Falcon Prospect, Hillman No. 1 Well
7.     Brazos County - Kuder Prospect, Kuder #2 Well
8. McMullen County - San Miguel Prospect, Clifton Wheeler 3, 8, 9 and 15, San Miguel Creek Gu, Louis Gubbels No. 24
9.     Matagorda County - Turtle Creek Prospect, Don L. Batchelder Gu No. 1
10.    Brazos County - Riverside Campus Prospect, Riverside Campus 3 and 6 Oil
       Units
11. Ector County - Cowden South Prospect, Lyda Mae Johnson Nos. 1A and 2, JE Bagley Nos. 1, 2, 11, 12, 14 and 15A
12.    Harris and Montgomery Counties - Cross Creek Field
13.    Austin County - Post-closing opinion for Raccoon Bend

Gerald E. Thornton, Jr. (Matthews and Branson) -

1.     Moore County - Panhandle

LOUISIANA

Jim Mansfield (Liskow and Lewis) -

1.     Vermilion Parish - North Leroy Field

Jeff Townsend -

1.     Ouachita Parish - Cheniere Cadeville

OKLAHOMA

Michael Burris -

1.    Pottawatomie County - Shawnee Townsite (Skinner) Unit

CALIFORNIA

Tim Lewy -

1.    Kern County - South Coles Levee

                                                                       EXHIBIT A

                                     FORM OF
                           SECOND AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE


$_____________                                               September 30, 1999


        FOR VALUE RECEIVED, the undersigned, BARGO ENERGY COMPANY, a Texas corporation (the "Borrower"), promises to pay to the order of ___________________ (the "Lender") on the Stated Maturity Date the principal sum of ___________________________ DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Loans (whether or not shown on the schedule attached hereto and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, certain financial institutions and the Lender and Bank of America, N.A., as administrative agent (the "Administrative Agent").

        The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

        This Note, together with the other Notes made and given in favor of the other Lenders, amends, restates and consolidates those note(s) previously made and given by Future Petroleum Corporation, a Utah corporation, to which the Borrower is the successor-by-merger.

        This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN DALLAS, TEXAS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.



                                            BARGO ENERGY COMPANY, a Texas
                                            corporation



                                      By:
                                         ---------------------------------------
                                             Name: Jonathan M. Clarkson
                                             Title:   President

                          LOANS AND PRINCIPAL PAYMENTS




            Amount         LIBO          Amount of Principal      Unpaid Principal
         of Loan Made      Rate               Repaid                  Balance
         ------------    --------        -------------------      ----------------




                         Interest         Base         LIBO       Base         LIBO                       Notation
Date                     Period           Rate         Rate       Rate         Rate        Total          Made By
===================================================================================================================


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


===================================================================================================================


                                                                       EXHIBIT B

                           FORM OF SECURITY AGREEMENT

                                                                     EXHIBIT C-1

                                     FORM OF
                                BORROWING REQUEST



BANK OF AMERICA, N.A., as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas  75202
Telecopy:
          -------------

Attention:        [Name]
                  [Title]


         Re:      Bargo Energy Company


Ladies and Gentlemen:

        This Borrowing Request is delivered to you pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Bargo Energy Company, a Texas corporation (the "Borrower"), certain financial institutions (the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        The Borrower hereby requests that a Loan be made in the aggregate principal amount of $__________ on __________, 19__ as a [LIBO Rate Loan having an Interest Period of ____ months] [Base Rate Loan].

        The Borrower hereby acknowledges that, pursuant to Section 6.3.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 6.3.1 are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such statements shall be true and correct as of such earlier date).

        The Borrower agrees that if prior to the time of the borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such borrowing as if then made.

        Please wire transfer the proceeds of the borrowing to the following account[s] ______________________________.

        IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of __________ __, 19__.


                                      BARGO ENERGY COMPANY, a Texas corporation



                                      By:
                                         --------------------------------------
                                              Name: Jonathan M. Clarkson
                                              Title: President

                                                                     EXHIBIT C-2

                                     FORM OF
                         CONTINUATION/CONVERSION NOTICE


Bank of America, N.A., as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas  75202
Telecopy:
         --------------

Attention:        [Name]
                  [Title]

         Re:      Bargo Energy Company


Ladies and Gentlemen:

        This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), Bargo Energy Company, a Texas corporation (the "Borrower"), certain financial institutions (the "Lenders") and Bank of America, N.A., as agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        The Borrower hereby requests that on _______, 19__,

                  (1) $_________ of the presently outstanding principal amount of the Loans originally made on _________, 19__ [and $_______ of the presently outstanding principal amount of the Loans originally made on
         _______, 19__],

                  (2) and all presently being maintained as [LIBO Rate Loans] [Base Rate Loans],

                  (3) be [converted into] [continued as],

                  (4) [LIBO Rate Loans having an Interest Period of ____ months] [Base Rate Loans].

        The Borrower hereby:

                  (a) certifies and warrants that no Default has occurred and is continuing; and

                  (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately notify the Lender.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

        IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of __________ __, 19__.


                                              BARGO ENERGY COMPANY, a Texas
                                              corporation



                                      By:
                                          --------------------------------------
                                              Name: Jonathan M. Clarkson
                                              Title: President

                                                                       EXHIBIT D


                                FORM OF GUARANTY

                                                                     EXHIBIT E-1


                                FORM OF MORTGAGE

                                                                     EXHIBIT E-2


                           FORM OF CALIFORNIA MORTGAGE

                                                                     EXHIBIT F-1


                        FORM OF PLEDGE AGREEMENT (STOCK)

                                                                     EXHIBIT F-2


                FORM OF PLEDGE AGREEMENT (PARTNERSHIP INTERESTS)

                                                                       EXHIBIT G


                            LENDER ASSIGNMENT NOTICE


BANK OF AMERICA, N.A., as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas  75202
Telecopy:
          ---------------

Attention:        [Name]
                  [Title]



         Re:      Bargo Energy Company

Ladies and Gentlemen:

        We refer to clause (b) of Section 11.11.1 of the Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Bargo Energy Company, a Texas corporation (the "Borrower"), certain financial institutions (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        This notice is delivered to you pursuant to clause (b) of Section
11.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (a) of Section 11.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "Assignee") of ___% (and the Assignor hereby assigns and delegates to the Assignee __%_) of the Loans and Commitments of _____________ (the "Assignor") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth on Schedule I hereto. The Assignor makes such assignment and delegation without any representations, warranties or recourse whatsoever except that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. [Add paragraph dealing with accrued interest with respect to Loans assigned.]

        The Assignee hereby acknowledges and confirms that it is an Eligible Assignee and it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder.

        Except as otherwise provided in the Credit Agreement, effective as of the date of delivery hereof

                (a) the Assignee

                        (i) shall be deemed automatically to have become a party
                to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                        (ii) agrees to be bound by the terms and conditions set
                forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

        The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 11.11.1 of the Credit Agreement upon the delivery hereof.

        Administrative information for the Assignee is set forth in Schedule II hereto.

        This notice may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                                     [ASSIGNOR]


                                     By:
                                        ----------------------------------------
                                          Title:


                                     [ASSIGNEE]


                                     By:
                                        ----------------------------------------
                                           Title:



CONSENTED TO AND ACKNOWLEDGED:

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT


By:
   ---------------------------------
         Title:


BARGO ENERGY COMPANY


By:
   ---------------------------------
         Title:

                                                                      SCHEDULE I
                                                                       TO LENDER
                                                               ASSIGNMENT NOTICE


ASSIGNOR'S ADJUSTED PERCENTAGES:

Commitment and Loans:                                            __%

Letters of Credit:                                               __%



ASSIGNEE'S PERCENTAGES:

Commitment and Loans:                                            __%

Letters of Credit:                                               __%


                                                                     SCHEDULE II
                                                                       TO LENDER
                                                               ASSIGNMENT NOTICE

ADDRESS FOR NOTICES:

Name of Assignee:
                 ---------------------

                                                                       EXHIBIT H


                   FORM OF OPINIONS OF COUNSEL TO THE BORROWER

                                                                     EXHIBIT I-1


                  FORM OF PRE-CLOSING TITLE OPINIONS OF SPECIAL
                          TITLE COUNSEL TO THE BORROWER


                        Form of Pre-Closing Title Opinion

                          [Letterhead of Title Counsel]


                                     [Date]




Bank of America, N.A., as Administrative Agent
c/o Mayer, Brown & Platt
700 Louisiana Street
Suite 3600
Houston, TX 77002

Attention:  Kevin L. Shaw

                                               PRE-CLOSING TITLE OPINION
                                               Interests of [Bargo Energy
                                               Company] [Future Acquisition
                                               1995, Ltd.]1,     County,
                                                            -----       --------


Gentlemen:

        This opinion is given in connection with the Second Amended and Restated Credit Agreement ("Credit Agreement") dated as of September 30, 1999, among Bargo Energy Company, a Texas corporation, as the borrower [("Borrower")] [("Mortgagor")]2/, the various financial institutions as are now or may hereafter become parties thereto (collectively, the "Lenders") and Bank of America, N.A., formerly Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders (in such capacity, "Mortgagee"). Capitalized terms used in this opinion but not expressly defined herein shall have the respective meanings given to them in the Credit Agreement.

----------------------

1/    Select entity as appropriate.

2/    Select entity as appropriate.

        Please refer to our [Preliminary Title Opinion] ("Title Opinion") dated __________, 199__, covering lands more particularly described therein (collectively, the "Lands"). In addition to the title materials examined as listed in the Title Opinion, we have examined copies of the following documents:

                         [HERE LIST DOCUMENTS EXAMINED]


        We are of the opinion that:

        A. Fully executed originals of items _____________________ should be filed for record in the office of the [Clerk] of _____________ County of the State of ______________. Upon the accomplishment of such recordation and filings, the [Borrower] [Mortgagor] will constitute, as security for (i) Credit Extensions, including the Loans made and to be made pursuant to the Credit Agreement and to be evidenced by the Notes, and (ii) the obligations of [Borrower] [Mortgagor] and its Affiliates to the Lenders and their Affiliates under Hedging Agreements to which they are or may become parties, a legally valid and enforceable first mortgage lien on the interests of [Borrower] [Mortgagor] in the Lands and a first perfected security interest in the interest of [Borrower] [Mortgagor] in all accounts and proceeds resulting from the sale at the wellhead of minerals to be severed from the aforesaid interests of [Borrower] [Mortgagor]. No other or further filings or recordings will be required to establish, perfect and maintain such lien and security interest, except as expressly set forth herein, subject to our comments and requirements set forth hereinbelow.

        B. Following execution of the documents listed as items ____ _____________________ and recordation of the documents listed as
______________________________________ (in the order listed, and assuming that no intervening adverse instruments are recorded), the interests of [Borrower] [Mortgagor] and covered by your Mortgage, will be as follows:


1.       [Tract 1:]                         Operating        Net Revenue
                                            Interest         Interest
                                            ---------        -----------



         [Borrower][Mortgagor]              ---------        -----------



                       [HERE LIST INTERESTS IN EACH TRACT]

        C. Under the applicable laws of the State of _____________, including applicable recording, filing and registration laws and regulations, no mortgage, documentary, stamp or similar taxes are payable in connection with the execution, delivery or recording of the Mortgage or the transactions contemplated thereby, insofar as the Mortgage and the transactions relate to property located in or subject to the laws of the State of _______________, other than statutory recording and filing fees to be paid upon the recording and filing of the Mortgage and related UCC-1.

        D. Under the laws of the State of _______________, the priority of the Mortgage, to the extent the Mortgage secures obligatory future advances and is a conveyance of or creates a lien against a real property interest, is determined by the date on which the Mortgage is recorded.

        E. Under the laws of the State of _______________ and local jurisdictions therein, there is no statutory or regulatory lien in favor of any governmental entity for (a) liability under _________ environmental laws or regulations, or (b) damages (including natural resources damages) arising from or costs incurred by such governmental entity in response to the release of a hazardous or toxic waste, substance, pollutant, constituent, or other substance into the environment which, if not of record in the mortgage records in the County where such lands are located, would have priority over the Mortgage [HERE STATE EXCEPTIONS, AS APPLICABLE].

        F. Under the laws of the State of _____________ and local jurisdictions therein, there are no statutory and regulatory requirements relating to the transfer of ownership or operation or sale of premises upon which there are hazardous or toxic wastes, or upon which there are certain facilities which indicate a likelihood of such wastes (except for various requirements that regulatory bodies receive notification when an environmental permittee, licensee, or notifier changes) which require (i) notification of the State or of the local jurisdiction of such transfer, or sale, (ii) certification that there has been no discharge of toxic or hazardous waste or other substances, or (iii) in the event of a discharge, the assumption prior to such transfer of ownership, or operation, or sale, of responsibility by the lender for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

        G. It is necessary that a continuation statement be filed regarding the Financing Statement within six (6) months prior to the end of each five (5) year period.

        This finding of title, and mortgaged interests of [Borrower] [Mortgagor] in your favor, is subject to all unsatisfied (in whole or in part) Requirement of the Title Opinion, as well as all limitations, comments and remarks set forth therein and herein.

        After the proper execution and recordation of the documents listed as ______________________________________, as required above, it will be necessary to examine the Public Records of ______________________ County, _______________,
to insure that there have been no adverse alienations, liens or encumbrances recorded or filed, or suffered to be recorded or filed, since the certification dates of the Abstracts examined in connection with the rendition of the Title Opinion. We will furnish you a

Post-Closing Title Opinion after execution of the documents listed above as _________________________________________ and recordation of the documents listed above as _________________________________, completion of the records search set forth above, and our examination of the documentation in connection with same, such opinion to be substantially in the form of that attached hereto.


                                                     Very truly yours,



                                                     --------------------------

                                                                     EXHIBIT I-2


                              FORM OF POST-CLOSING
                            TITLE OPINIONS OF SPECIAL
                          TITLE COUNSEL TO THE BORROWER


                       Form of Post-Closing Title Opinion

                          [Letterhead of Title Counsel]


                             _______________, 199__


Bank of America, N.A., as Administrative Agent
c/o Mayer, Brown & Platt
700 Louisiana Street
Suite 3600
Houston, TX 77002

Attention:  Kevin L. Shaw

                                             POST-CLOSING TITLE OPINION
                                             Interests of [Bargo Energy Company]
                                             [Future Acquisition 1995, Ltd.]1/
                                             __________ County, ___________

Gentlemen:


        This opinion is rendered in connection with the closing under that certain Second Amended and Restated Credit Agreement dated as of September 30, 1999 (the "Credit Agreement"), among Bargo Energy Company, a Texas corporation, as the borrower [(the "Borrower")] [(the "Mortgagor")]2/, the various financial institutions as are now or may hereafter become parties thereto (collectively, the "Lenders") and Bank of America, N.A., formerly Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders (in such capacity, "Mortgagee"). Capitalized terms used in this opinion but not expressly defined herein shall have the respective meanings given to them in the Credit Agreement.

---------------------

1/   Select entity as appropriate.

2/   Select entity as appropriate.

        Please refer to our [here list prior Title Opinion] ("Title Opinion") dated __________, 199__, covering lands more particularly described therein (collectively the "Lands"). In addition to the title materials examined as listed in the Title Opinion, we have examined executed originals of the following documents:

                         [HERE LIST DOCUMENTS EXAMINED]


        We are of the opinion that:

        A. The Mortgage constitutes, as security for (i) Credit Extensions, including the Loans made and to be made pursuant to the Credit Agreement and evidenced by the Notes, and (ii) the obligations of the [Borrower][Mortgagor] and its Affiliates to the Lenders and their Affiliates under Hedging Agreements to which they are or may become parties, a legally valid and enforceable first mortgage lien on the interests of the ("[Borrower] [Mortgagor]") in the Lands, and a first perfected security interest in the interests of [Borrower] [Mortgagor] in all accounts and proceeds resulting from the sale at the wellhead of minerals to be severed from the aforesaid interests of [Borrower] [Mortgagor]. No other or further filings or recordings are required to establish, perfect and maintain such lien and security interest, except as expressly set forth herein, subject to our comments and requirements set forth hereinbelow.

        B. It is our opinion that the interests of [Borrower] [Mortgagor], and covered by your Mortgage are as follows:


1.       [Tract 1:]                         Operating       Net Revenue
                                            Interest        Interest
                                            ---------       -----------



         [Borrower][Mortgagor]              ---------       -----------


                       [HERE LIST INTERESTS IN EACH TRACT]

        C. Under the applicable laws of the State of _____________, including applicable recording, filing and registration laws and regulations, no mortgage, documentary, stamp or similar taxes are payable in connection with the execution, delivery or recording of the Mortgage or the transactions contemplated thereby, insofar as the Mortgage and the transactions relate to property located in or subject to the laws of the State of ________________, other than statutory recording and filing fees which were paid upon the recording and filing of the Mortgage and UCC-1.

        D. Under the laws of the State of ________________, the priority of the Mortgage, to the extent the Mortgage secures obligatory future advances and is a conveyance of or creates a lien against a real property interest, was established as of ___________, 199__.

        E. Under the laws of the State of ________________ and local jurisdictions therein, there is no statutory regulatory lien in favor of any governmental entity for (a) liability under ______ environmental laws or regulations, or (b) damages (including natural resources damages) arising from or costs incurred by such governmental entity in response to the release of a hazardous or toxic waste, substance, pollutant, constituent, or other substance into the environment which, if not of record in the mortgage records in the County where such lands are located, would have priority over the Mortgage [HERE LIST EXCEPTIONS, AS APPLICABLE].

        F. Under the laws of the State of ________________ and local jurisdictions therein, there are no statutory and regulatory requirements relating to the transfer of ownership or operation or sale of premises upon which there are hazardous or toxic wastes, or upon which there are certain facilities which indicate a likelihood of such wastes (except for various requirements that regulatory bodies receive notification when an environmental permittee, licensee, or notifier changes) which require (i) notification of the State or of the local jurisdiction of such transfer, or sale, (ii) certification that there has been no discharge of toxic or hazardous waste or other substances, or (iii) in the event of a discharge, the assumption prior to such transfer of ownership, or operation, or sale, of responsibility by the lender for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

        G. The Mortgage contains the terms and provisions necessary to enable the Lender, following a default under the Mortgage, to exercise remedies which are customarily available to mortgagees under mortgages encumbering real property under the laws of the State of ________________.

        H. The form of financing statement described in item ___ of this opinion ("Financing Statement") is sufficient in form to perfect the security interest in [Borrower's] [Mortgagor's] interest in the Mortgaged Property not considered real property or fixtures, to the extent that such Mortgaged Property is deemed to be located in the State of ________________, and a security interest in such Mortgaged Property can be perfected by the filing of a financing statement. To the extent that the Mortgaged Property owned by [Borrower] [Mortgagor] not considered real property or fixtures is deemed to be located in the State of ________________ and security interests in the various types of such Mortgaged Property described in the Financing Statement can be perfected by filing in the State of ________________ under the provisions of Article 9 of the Uniform Commercial Code, such security interests have been perfected by filing of the Financing Statement in the Office of the ________________ Secretary of State.

        I. The Lender is not required, solely as a result of the transactions contemplated by the Loan Documents, to qualify to do business in the State of

________________ in order to exercise its rights under the Mortgage. Solely as a result of the transactions contemplated by the Loan Documents, the Lender will not become subject to any taxes or fees of any kind under the laws of the State of ________________.

        J. The payment by the Borrower and receipt by the Lender of the aggregate principal, interest and fees to be paid, and the method of calculation and payment thereof, pursuant to the Loan Documents is not usurious under, or otherwise in violation of, the laws of the State of ________________.

        K. Certain rights, remedies and waivers contained in the Loan Documents which relate to the Mortgaged Property may be rendered ineffective, or limited by applicable State of ________________ laws or judicial decisions (other than those reflected in the qualifications and assumptions set forth herein) governing such provisions, but in our opinion such laws and judicial decisions do not make the Loan Documents invalid as a whole, and there exist, in the Loan Documents or pursuant to applicable law, legally adequate remedies for a realization of the principal benefits and/or security reasonably intended to be provided by the Loan Documents.

        L. It is necessary that a continuation statement be filed regarding the Financing Statement within six (6) months prior to the end of each five (5) year period.

        M. This finding of title in the interests of [Borrower] [Mortgagor] mortgaged in your favor is subject to all unsatisfied (in whole or in part) Requirements of the Title Opinion, as well as all limitations, comments and remarks set forth therein and herein.

                                                     Very truly yours,


                                                     --------------------------

                                                                       EXHIBIT J



                                ISSUANCE REQUEST



BANK OF AMERICA, N.A.
901 Main Street, 14th Floor
Dallas, Texas  75202
Telecopy:  ____________

Attention:        [Name]
                  [Title]


                              BARGO ENERGY COMPANY


Ladies and Gentlemen:

        This Issuance Request is delivered to you pursuant to Section 4.1 of the Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), between Bargo Energy Company, a Texas corporation (the "Borrower"), certain financial institutions (the "Lenders") and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

        The Borrower hereby requests that on _________, 19__ (the "Date of Issuance") you 3/[issue a Letter of Credit on ______________, 19__ in the initial Stated Amount of $_______________ with a Stated Expiry Date (as defined therein) of ______________, 19__] [extend the Stated Expiry Date (as defined under Irrevocable Standby Letter of Credit No.__, issued on __________________________, 19 __, in the initial Stated Amount of
$______________) to a revised Stated Expiry Date (as defined therein) of _________________, 19__].


----------------------------
     3    Insert as appropriate.

        The beneficiary of the requested Letter of Credit will be 4/_______________________________, and such Letter of Credit will be in support of 5/________________________________.

        The Borrower hereby acknowledges that, pursuant to Section 6.3.2 of the Credit Agreement, each of the delivery of this Issuance Request and the [issuance][extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on such date of [issuance] [extension] all statements set forth in Section 6.3.2 are true and correct in all material respects (unless such statements relate solely to an earlier date, in which case such statements shall be true and correct as of such earlier date).

        The Borrower agrees that if, prior to the time of the 6/[issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the issuance or extension requested hereby Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such issuance or extension.

        IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of __________ __, 19__.


                                        BARGO ENERGY COMPANY


                                        By
                                          -------------------------------------
                                            Name:
                                            Title:



---------------------

4/       Insert name and address of beneficiary.

5/ Insert description of supported Indebtedness or other obligations and name of agreement to which it relates.

6/       Complete as appropriate.